Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear. These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. THE ALLSTATE CORPORATION Investor Supplement Fourth Quarter 2015 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

PAGE Consolidated Statements of Operations 1 Contribution to Income 2 Revenues 3 Statements of Financial Position 4 Book Value Per Common Share 5 Return on Common Shareholders' Equity 6 Debt to Capital 7 Statements of Cash Flows 8 Analysis of Deferred Policy Acquisition Costs 9,10 Historical Summary of Consolidated Operating and Financial Position Data 11 Property-Liability Operations Property-Liability Results 12 Historical Property-Liability Results 13 Underwriting Results by Area of Business 14 Historical Underwriting Results by Area of Business 15 Premiums Written by Brand 16 Impact of Net Rate Changes Approved on Premiums Written 17 Policies in Force and Other Statistics 18 Allstate Brand Profitability Measures 19 Allstate Brand Statistics 20 Allstate Brand Auto Frequency Analysis 21,22 Esurance Brand Profitability Measures and Statistics 23 Encompass Brand Profitability Measures and Statistics 24 Auto Profitability Measures 25 Homeowners Profitability Measures 26 Other Personal Lines Profitability Measures 27 Commercial Lines Profitability Measures 28 Other Business Lines Profitability Measures 29 Auto, Homeowners and Other Personal Lines Underlying Combined Ratios 30 Allstate Brand Auto and Homeowners Underlying Loss and Expense 31 Homeowners Supplemental Information 32 Catastrophe Losses by Brand 33 Effect of Catastrophe Losses on the Combined Ratio 34 Catastrophe by Size of Event 35 Prior Year Reserve Reestimates 36 Historical Prior Year Reserve Reestimates 37 Historical Property-Liability Loss Reserves 38 Asbestos and Environmental Reserves 39 Allstate Personal Lines - Auto, Homeowners, Other Personal Lines and Commercial Lines Profitability Measures 40 Emerging Businesses - Esurance, Encompass, Other Business Lines, and Answer Financial Profitability Measures 41 Allstate Financial Operations Allstate Financial Results 42 Historical Allstate Financial Results 43 Impact of LBL on Comparison of Allstate Financial Results 44 Return on Attributed Equity 45 Allstate Financial Premiums and Contract Charges 46 Allstate Financial Change in Contractholder Funds 47 Allstate Financial Analysis of Net Income 48 Allstate Financial Weighted Average Investment Spreads 49 Allstate Financial Supplemental Product Information 50 Allstate Financial Insurance Policies and Annuities in Force 51 Allstate Life, Allstate Annuities and Allstate Benefits Results and Product Information 52,53 Corporate and Other Results 54 Investments Investments 55 Fixed Income Securities by Scheduled Maturity Date 56 Limited Partnership Investments 57 Unrealized Net Capital Gains and Losses on Security Portfolio by Type 58 Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 59 Property-Liability Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 60 Allstate Financial Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 61 Investment Results 62 Investment Position by Strategy 63 Performance-Based Long-Term Investments 64 Definitions of Non-GAAP Measures 65 THE ALLSTATE CORPORATION Investor Supplement - Fourth Quarter 2015 Table of Contents

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
($ in millions, except per share data)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Revenues										
Property-liability insurance premiums	$ 7,684	$ 7,650	$ 7,549	$ 7,426	$ 7,354	$ 7,307	$ 7,204	$ 7,064	$ 30,309	$ 28,929
Life and annuity premiums and contract charges	547	538	536	537	520	512	518	607	2,158	2,157
Net investment income	710	807	789	850	779	823	898	959	3,156	3,459
Realized capital gains and losses:										
Total other-than-temporary impairment ("OTTI") losses	(166)	(186)	(47)	(53)	(65)	(53)	(44)	(80)	(452)	(242)
OTTI losses reclassified to (from) other comprehensive income	16	12	4	4	(1)	-	(1)	(1)	36	(3)
Net OTTI losses recognized in earnings	(150)	(174)	(43)	(49)	(66)	(53)	(45)	(81)	(416)	(245)
Sales and other realized capital gains and losses	(100)	207	151	188	172	347	285	135	446	939
Total realized capital gains and losses	(250)	33	108	139	106	294	240	54	30	694
Total revenues	8,691	9,028	8,982	8,952	8,759	8,936	8,860	8,684	35,653	35,239
Costs and expenses										
Property-liability insurance claims and claims expense	5,199	5,255	5,587	4,993	4,618	4,909	5,142	4,759	21,034	19,428
Life and annuity contract benefits	456	460	446	441	431	433	413	488	1,803	1,765
Interest credited to contractholder funds	183	194	185	199	202	198	212	307	761	919
Amortization of deferred policy acquisition costs	1,116	1,092	1,086	1,070	1,035	1,030	1,035	1,035	4,364	4,135
Operating costs and expenses	938	992	1,061	1,090	1,156	1,068	1,023	1,094	4,081	4,341
Restructuring and related charges	7	9	19	4	5	3	4	6	39	18
Loss on extinguishment of debt	-	-	-	-	-	-	1	-	-	1
Interest expense	73	73	73	73	73	78	84	87	292	322
Total costs and expenses	7,972	8,075	8,457	7,870	7,520	7,719	7,914	7,776	32,374	30,929
Gain (loss) on disposition of operations	1	2	1	(1)	3	(27)	9	(59)	3	(74)
Income from operations before income tax expense	720	955	526	1,081	1,242	1,190	955	849	3,282	4,236
Income tax expense	231	305	171	404	418	409	310	249	1,111	1,386
Net income	$ 489	$ 650	$ 355	$ 677	$ 824	$ 781	$ 645	$ 600	$ 2,171	$ 2,850
Preferred stock dividends	29	29	29	29	29	31	31	13	116	104
Net income applicable to common shareholders	$ 460	$ 621	$ 326	$ 648	$ 795	$ 750	$ 614	$ 587	$ 2,055	$ 2,746
Earnings per common share: [(1)]										
Net income applicable to common shareholders per common share - Basic	$ 1.19	$ 1.56	$ 0.80	$ 1.56	$ 1.89	$ 1.77	$ 1.41	$ 1.31	$ 5.12	$ 6.37
Weighted average common shares - Basic	385.0	397.0	407.0	415.8	420.2	424.5	434.3	446.4	401.1	431.4
Net income applicable to common shareholders per common share - Diluted	$ 1.18	$ 1.54	$ 0.79	$ 1.53	$ 1.86	$ 1.74	$ 1.39	$ 1.30	$ 5.05	$ 6.27
Weighted average common shares - Diluted	390.2	402.1	412.6	422.6	427.7	431.2	440.7	452.8	406.8	438.2
Cash dividends declared per common share	$ 0.30	$ 0.30	$ 0.30	$ 0.30	$ 0.28	$ 0.28	$ 0.28	$ 0.28	$ 1.20	$ 1.12

(1) In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

1

THE ALLSTATE CORPORATION
CONTRIBUTION TO INCOME
($ in millions, except per share data)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Contribution to income										
Operating income before the impact of restructuring and related charges	$ 629	$ 616	$ 274	$ 619	$ 740	$ 599	$ 448	$ 592	$ 2,138	$ 2,379
Restructuring and related charges, after-tax	(4)	(6)	(12)	(3)	(4)	(1)	(3)	(4)	(25)	(12)
Operating income *	625	610	262	616	736	598	445	588	2,113	2,367
Realized capital gains and losses, after-tax	(161)	21	69	90	70	192	154	35	19	451
Valuation changes on embedded derivatives that are not hedged, after-tax	2	(2)	4	(5)	(3)	2	(3)	(11)	(1)	(15)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(1)	(2)	-	-	(3)	-	-	(3)	(3)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	-	1	2	-	3	2	2	7
Amortization of purchased intangible assets, after-tax	(8)	(8)	(8)	(8)	(12)	(11)	(11)	(11)	(32)	(45)
Gain (loss) on disposition of operations, after-tax	1	1	1	(1)	2	(28)	26	(16)	2	(16)
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	(45)	-	-	-	-	(45)	-
Net income applicable to common shareholders	$ 460	$ 621	$ 326	$ 648	$ 795	$ 750	$ 614	$ 587	$ 2,055	$ 2,746
Income per common share - Diluted										
Operating income before the impact of restructuring and related charges	$ 1.61	$ 1.53	$ 0.66	$ 1.46	$ 1.73	$ 1.39	$ 1.02	$ 1.31	$ 5.26	$ 5.43
Restructuring and related charges, after-tax	(0.01)	(0.01)	(0.03)	-	(0.01)	-	(0.01)	(0.01)	(0.07)	(0.03)
Operating income	1.60	1.52	0.63	1.46	1.72	1.39	1.01	1.30	5.19	5.40
Realized capital gains and losses, after-tax	(0.41)	0.05	0.17	0.21	0.16	0.45	0.35	0.08	0.05	1.03
Valuation changes on embedded derivatives that are not hedged, after-tax	0.01	(0.01)	0.01	(0.01)	(0.01)	-	(0.01)	(0.02)	-	(0.03)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	-	-	(0.01)	-	-	-	(0.01)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	0.01	-	0.01	-	-	0.02
Amortization of purchased intangible assets, after-tax	(0.02)	(0.02)	(0.02)	(0.02)	(0.03)	(0.03)	(0.03)	(0.02)	(0.08)	(0.10)
Gain (loss) on disposition of operations, after-tax	-	-	-	-	0.01	(0.06)	0.06	(0.04)	-	(0.04)
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	(0.11)	-	-	-	-	(0.11)	-
Net income applicable to common shareholders	$ 1.18	$ 1.54	$ 0.79	$ 1.53	$ 1.86	$ 1.74	$ 1.39	$ 1.30	$ 5.05	$ 6.27
Weighted average common shares - Diluted	390.2	402.1	412.6	422.6	427.7	431.2	440.7	452.8	406.8	438.2

2

THE ALLSTATE CORPORATION
REVENUES
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Property-Liability										
Property-Liability insurance premiums	$ 7,684	$ 7,650	$ 7,549	$ 7,426	$ 7,354	$ 7,307	$ 7,204	$ 7,064	$ 30,309	$ 28,929
Net investment income	280	307	292	358	294	344	351	312	1,237	1,301
Realized capital gains and losses	(153)	(161)	49	28	(20)	266	250	53	(237)	549
Total Property-Liability revenues	7,811	7,796	7,890	7,812	7,628	7,917	7,805	7,429	31,309	30,779
Allstate Financial										
Life and annuity premiums and contract charges	547	538	536	537	520	512	518	607	2,158	2,157
Net investment income	420	491	489	484	480	473	538	640	1,884	2,131
Realized capital gains and losses	(97)	194	59	111	125	28	(10)	1	267	144
Total Allstate Financial revenues	870	1,223	1,084	1,132	1,125	1,013	1,046	1,248	4,309	4,432
Corporate and Other										
Service fees [(1)]	1	-	1	1	1	1	1	2	3	5
Net investment income	10	9	8	8	5	6	9	7	35	27
Realized capital gains and losses	-	-	-	-	1	-	-	-	-	1
Total Corporate and Other revenues before reclassification of services fees	11	9	9	9	7	7	10	9	38	33
Reclassification of service fees [(1)]	(1)	-	(1)	(1)	(1)	(1)	(1)	(2)	(3)	(5)
Total Corporate and Other revenues	10	9	8	8	6	6	9	7	35	28
Consolidated revenues	$ 8,691	$ 9,028	$ 8,982	$ 8,952	$ 8,759	$ 8,936	$ 8,860	$ 8,684	$ 35,653	$ 35,239

(1) For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

3

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
($ in millions)

	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $57,201, $56,918, $57,971, $58,235 and $59,672)	$ 57,948	$ 58,257	$ 59,930	$ 61,403	$ 62,440
Equity securities, at fair value (cost $4,806, $4,123, $3,649, $3,752 and $3,692)	5,082	4,236	4,000	4,166	4,104
Mortgage loans	4,338	4,402	4,343	4,276	4,188
Limited partnership interests	4,874	4,823	4,536	4,699	4,527
Short-term, at fair value (amortized cost $2,122, $3,036, $2,821, $2,497 and $2,540)	2,122	3,036	2,821	2,497	2,540
Other	3,394	3,588	3,511	3,396	3,314
Total investments	77,758	78,342	79,141	80,437	81,113
Cash	495	905	805	916	657
Premium installment receivables, net	5,544	5,711	5,599	5,502	5,465
Deferred policy acquisition costs	3,861	3,811	3,708	3,527	3,525
Reinsurance recoverables, net [1]	8,518	8,468	8,520	8,408	8,490
Accrued investment income	569	575	610	597	591
Property and equipment, net	1,024	1,050	1,038	1,026	1,031
Goodwill	1,219	1,219	1,219	1,219	1,219
Other assets	2,010	2,039	2,303	2,074	1,992
Separate Accounts	3,658	3,677	4,121	4,304	4,396
Total assets	$ 104,656	$ 105,797	$ 107,064	$ 108,010	$ 108,479

	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014
Liabilities					
Reserve for property-liability insurance claims and claims expense	$ 23,869	$ 23,757	$ 23,702	$ 23,103	$ 22,923
Reserve for life-contingent contract benefits	12,247	12,229	12,227	12,318	12,380
Contractholder funds	21,295	21,559	21,968	22,267	22,529
Unearned premiums	12,202	12,343	11,858	11,489	11,655
Claim payments outstanding	842	804	820	796	784
Deferred income taxes	90	243	475	779	715
Other liabilities and accrued expenses	5,304	5,558	5,462	5,635	5,653
Long-Term Debt [2]	5,124	5,123	5,133	5,140	5,140
Separate Accounts	3,658	3,677	4,121	4,304	4,396
Total liabilities	84,631	85,293	85,766	85,831	86,175
Equity					
Preferred stock and additional capital paid-in, 72.2 thousand shares outstanding	1,746	1,746	1,746	1,746	1,746
Common stock, 381 million, 390 million, 402 million, 409 million and 418 million shares outstanding	9	9	9	9	9
Additional capital paid-in	3,245	3,224	3,205	3,109	3,199
Retained income	39,413	39,068	38,567	38,363	37,842
Deferred ESOP expense	(13)	(23)	(23)	(23)	(23)
Treasury stock, at cost (519 million, 510 million, 498 million, 491 million and 482 million shares)	(23,620)	(23,058)	(22,273)	(21,799)	(21,030)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses:					
Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments	56	57	62	71	72
Other unrealized net capital gains and losses	608	886	1,435	2,255	1,988
Unrealized adjustment to DAC, DSI and insurance reserves	(44)	(64)	(78)	(189)	(134)
Total unrealized net capital gains and losses	620	879	1,419	2,137	1,926
Unrealized foreign currency translation adjustments	(60)	(52)	(38)	(29)	(2)
Unrecognized pension and other postretirement benefit cost	(1,315)	(1,289)	(1,314)	(1,334)	(1,363)
Total accumulated other comprehensive (loss) income	(755)	(462)	67	774	561
Total shareholders' equity	20,025	20,504	21,298	22,179	22,304
Total liabilities and shareholders' equity	$ 104,656	$ 105,797	$ 107,064	$ 108,010	$ 108,479

(1) Reinsurance recoverables of unpaid losses related to Property-Liability were $5.89 billion, $5.85 billion, $5.85 billion, $5.72 billion and $5.69 billion as of December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively. The increase in reinsurance recoverables as of December 31, 2015 primarily relates to reserve increases for Michigan unlimited personal injury protection covered by the Michigan Catastrophic Claim Association.

(2) As a result of the adoption of new accounting guidance related to the presentation of debt issuance costs, long-term debt is now reported net of debt issuance costs. Prior quarter balances have been restated.

4

THE ALLSTATE CORPORATION
BOOK VALUE PER COMMON SHARE
($ in millions, except per share data)

	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Book value per common share								
Numerator:								
Common shareholders' equity [(1)]	$ 18,279	$ 18,758	$ 19,552	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding	386.1	394.6	407.7	415.4	426.2	426.3	440.4	441.1
Book value per common share	$ 47.34	$ 47.54	$ 47.96	$ 49.19	$ 48.24	$ 48.28	$ 47.97	$ 46.70
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *								
Numerator:								
Common shareholders' equity	$ 18,279	$ 18,758	$ 19,552	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Unrealized net capital gains and losses on fixed income securities	443	807	1,196	1,871	1,666	1,541	1,690	1,640
Adjusted common shareholders' equity	$ 17,836	$ 17,951	$ 18,356	$ 18,562	$ 18,892	$ 19,042	$ 19,436	$ 18,960
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding	386.1	394.6	407.7	415.4	426.2	426.3	440.4	441.1
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$ 46.20	$ 45.49	$ 45.02	$ 44.68	$ 44.33	$ 44.67	$ 44.13	$ 42.98

(1) Excludes equity related to preferred stock of $1,746 million, $1,746 million, $1,746 million, $1,746 million, $1,746 million, $1,746 million, $1,746 million and $1,505 million as of December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

5

THE ALLSTATE CORPORATION
RETURN ON COMMON SHAREHOLDERS' EQUITY
($ in millions)

	Twelve months ended							
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Return on Common Shareholders' Equity								
Numerator:								
Net income applicable to common shareholders [(1)]	$ 2,055	$ 2,390	$ 2,519	$ 2,807	$ 2,746	$ 2,761	$ 2,321	$ 2,141
Denominator:								
Beginning common shareholders' equity	$ 20,558	$ 20,583	$ 21,126	$ 20,600	$ 20,700	$ 20,130	$ 19,591	$ 20,619
Ending common shareholders' equity	18,279	18,758	19,552	20,433	20,558	20,583	21,126	20,600
Average common shareholders' equity [(2)]	$ 19,419	$ 19,671	$ 20,339	$ 20,517	$ 20,629	$ 20,357	$ 20,359	$ 20,610
Return on common shareholders' equity	10.6 %	12.2 %	12.4 %	13.7 %	13.3 %	13.6 %	11.4 %	10.4 %
Operating Income Return on Common Shareholders' Equity *								
Numerator:								
Operating income [(1)]	$ 2,113	$ 2,224	$ 2,212	$ 2,395	$ 2,367	$ 2,412	$ 2,527	$ 2,611
Denominator:								
Beginning common shareholders' equity	$ 20,558	$ 20,583	$ 21,126	$ 20,600	$ 20,700	$ 20,130	$ 19,591	$ 20,619
Unrealized net capital gains and losses	1,926	1,827	2,150	2,091	1,646	1,714	1,651	2,905
Adjusted beginning common shareholders' equity	18,632	18,756	18,976	18,509	19,054	18,416	17,940	17,714
Ending common shareholders' equity	18,279	18,758	19,552	20,433	20,558	20,583	21,126	20,600
Unrealized net capital gains and losses	620	879	1,419	2,137	1,926	1,827	2,150	2,091
Adjusted ending common shareholders' equity	17,659	17,879	18,133	18,296	18,632	18,756	18,976	18,509
Average adjusted common shareholders' equity [(2)]	$ 18,146	$ 18,318	$ 18,555	$ 18,403	$ 18,843	$ 18,586	$ 18,458	$ 18,112
Operating income return on common shareholders' equity	11.6 %	12.1 %	11.9 %	13.0 %	12.6 %	13.0 %	13.7 %	14.4 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.

(2) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

6

THE ALLSTATE CORPORATION
DEBT TO CAPITAL
($ in millions)

	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Debt								
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt	5,124	5,123	5,133	5,140	5,140	5,140	5,789	6,143
Total debt	$ 5,124	$ 5,123	$ 5,133	$ 5,140	$ 5,140	$ 5,140	$ 5,789	$ 6,143
Capital resources								
Debt [(1)]	$ 5,124	$ 5,123	$ 5,133	$ 5,140	$ 5,140	$ 5,140	$ 5,789	$ 6,143
Shareholders' equity								
Preferred stock and additional capital paid-in	1,746	1,746	1,746	1,746	1,746	1,746	1,746	1,505
Common stock	9	9	9	9	9	9	9	9
Additional capital paid-in	3,245	3,224	3,205	3,109	3,199	3,059	3,035	3,017
Retained income	39,413	39,068	38,567	38,363	37,842	37,164	36,532	36,041
Deferred ESOP expense	(13)	(23)	(23)	(23)	(23)	(31)	(31)	(31)
Treasury stock	(23,620)	(23,058)	(22,273)	(21,799)	(21,030)	(20,856)	(19,985)	(19,922)
Unrealized net capital gains and losses	620	879	1,419	2,137	1,926	1,827	2,150	2,091
Unrealized foreign currency translation adjustments	(60)	(52)	(38)	(29)	(2)	18	35	22
Unrecognized pension and other postretirement benefit cost	(1,315)	(1,289)	(1,314)	(1,334)	(1,363)	(607)	(619)	(627)
Total shareholders' equity	20,025	20,504	21,298	22,179	22,304	22,329	22,872	22,105
Total capital resources	$ 25,149	$ 25,627	$ 26,431	$ 27,319	$ 27,444	$ 27,469	$ 28,661	$ 28,248
Ratio of debt to shareholders' equity	25.6 %	25.0 %	24.1 %	23.2 %	23.0 %	23.0 %	25.3 %	27.8 %
Ratio of debt to capital resources	20.4 %	20.0 %	19.4 %	18.8 %	18.7 %	18.7 %	20.2 %	21.7 %

(1) As a result of the adoption of new accounting guidance related to the presentation of debt issuance costs, long-term debt is now reported net of debt issuance costs. Prior quarter balances have been restated.

7

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES										
Net income	$ 489	$ 650	$ 355	$ 677	$ 824	$ 781	$ 645	$ 600	$ 2,171	$ 2,850
Adjustments to reconcile net income to net cash provided by operating activities:										
Depreciation, amortization and other non-cash items	96	96	92	87	89	88	91	98	371	366
Realized capital gains and losses	250	(33)	(108)	(139)	(106)	(294)	(240)	(54)	(30)	(694)
Loss on extinguishment of debt	-	-	-	-	-	-	1	-	-	1
(Gain) loss on disposition of operations	(1)	(2)	(1)	1	(3)	27	(9)	59	(3)	74
Interest credited to contractholder funds	183	194	185	199	202	198	212	307	761	919
Changes in:										
Policy benefits and other insurance reserves	(27)	(26)	411	115	491	(53)	121	(18)	473	541
Unearned premiums	(124)	518	361	(117)	(56)	535	379	(92)	638	766
Deferred policy acquisition costs	(20)	(87)	(97)	(35)	(31)	(112)	(80)	3	(239)	(220)
Premium installment receivables, net	156	(132)	(92)	(66)	129	(234)	(106)	(46)	(134)	(257)
Reinsurance recoverables, net	(45)	11	(120)	(24)	(958)	(71)	6	(45)	(178)	(1,068)
Income taxes	(59)	223	(342)	59	30	370	(127)	(68)	(119)	205
Other operating assets and liabilities	32	(29)	93	(191)	60	129	(166)	(270)	(95)	(247)
Net cash provided by operating activities	930	1,383	737	566	671	1,364	727	474	3,616	3,236
CASH FLOWS FROM INVESTING ACTIVITIES										
Proceeds from sales										
Fixed income securities	5,897	6,784	6,559	9,453	6,961	13,443	7,722	6,483	28,693	34,609
Equity securities	1,066	614	922	1,152	1,492	2,519	1,416	1,328	3,754	6,755
Limited partnership interests	306	204	295	296	389	282	564	238	1,101	1,473
Mortgage loans	-	6	-	-	-	-	-	10	6	10
Other investments	367	46	85	47	114	211	51	30	545	406
Investment collections										
Fixed income securities	1,184	1,005	1,030	1,213	949	1,057	881	849	4,432	3,736
Mortgage loans	233	(52)	243	114	238	142	402	324	538	1,106
Other investments	39	77	117	60	33	51	57	50	293	191
Investment purchases										
Fixed income securities	(7,830)	(6,446)	(7,272)	(9,210)	(8,109)	(14,848)	(9,550)	(6,252)	(30,758)	(38,759)
Equity securities	(1,722)	(1,318)	(748)	(1,172)	(1,235)	(1,540)	(1,338)	(1,330)	(4,960)	(5,443)
Limited partnership interests	(413)	(367)	(198)	(365)	(506)	(239)	(376)	(277)	(1,343)	(1,398)
Mortgage loans	(163)	(15)	(307)	(202)	(283)	(109)	(107)	(2)	(687)	(501)
Other investments	(159)	(225)	(325)	(193)	(320)	(257)	(152)	(243)	(902)	(972)
Change in short-term investments, net	962	(186)	(328)	(63)	7	325	(249)	189	385	272
Change in other investments, net	(36)	-	(18)	2	(12)	9	13	36	(52)	46
Purchases of property and equipment, net	(84)	(86)	(74)	(59)	(81)	(83)	(69)	(55)	(303)	(288)
Disposition and acquisition of operations	-	-	-	-	-	-	380	(2)	-	378
Net cash (used in) provided by investing activities	(353)	41	(19)	1,073	(363)	963	(355)	1,376	742	1,621
CASH FLOWS FROM FINANCING ACTIVITIES										
Repayment of long-term debt	-	(11)	(9)	-	-	(651)	(354)	(1)	(20)	(1,006)
Proceeds from issuance of preferred stock	-	-	-	-	-	-	240	725	-	965
Contractholder fund deposits	268	257	266	261	258	260	263	403	1,052	1,184
Contractholder fund withdrawals	(534)	(641)	(580)	(572)	(615)	(909)	(838)	(1,084)	(2,327)	(3,446)
Dividends paid on common stock	(118)	(122)	(125)	(118)	(117)	(122)	(125)	(113)	(483)	(477)
Dividends paid on preferred stock	(29)	(29)	(29)	(29)	(31)	(31)	(13)	(12)	(116)	(87)
Treasury stock purchases	(592)	(792)	(414)	(1,010)	(112)	(932)	(142)	(1,115)	(2,808)	(2,301)
Shares reissued under equity incentive plans, net	9	12	45	64	62	55	72	77	130	266
Excess tax benefits on share-based payment arrangements	1	1	17	26	19	4	5	13	45	41
Other	8	1	-	(2)	-	(5)	(3)	(6)	7	(14)
Net cash used in financing activities	(987)	(1,324)	(829)	(1,380)	(536)	(2,331)	(895)	(1,113)	(4,520)	(4,875)
Cash classified as held for sale	-	-	-	-	-	-	242	(242)	-	-
NET (DECREASE) INCREASE IN CASH	(410)	100	(111)	259	(228)	(4)	(281)	495	(162)	(18)
CASH AT BEGINNING OF PERIOD	905	805	916	657	885	889	1,170	675	657	675
CASH AT END OF PERIOD	$ 495	$ 905	$ 805	$ 916	$ 657	$ 885	$ 889	$ 1,170	$ 495	$ 657

8

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

Change in Deferred Policy Acquisition Costs
For the three months ended December 31, 2015

	Beginning balance Sept. 30, 2015	Acquisition costs deferred	Amortization before adjustments [1] [2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2015
Property-Liability	$ 2,027	$ 1,054	$ (1,052)	$ -	$ -	$ -	$ 2,029
Allstate Financial:							
Traditional life and accident and health	777	50	(35)	-	-	-	792
Interest-sensitive life	958	30	(28)	1	-	32	993
Fixed annuity	49	-	(2)	-	-	-	47
Subtotal	1,784	80	(65)	1	-	32	1,832
Consolidated	$ 3,811	$ 1,134	$ (1,117)	$ 1	$ -	$ 32	$ 3,861

Change in Deferred Policy Acquisition Costs
For the three months ended December 31, 2014

	Beginning balance Sept. 30, 2014	Acquisition costs deferred	Amortization before adjustments [1] [2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2014
Property-Liability	$ 1,804	$ 989	$ (973)	$ -	$ -	$ -	$ 1,820
Allstate Financial:							
Traditional life and accident and health	738	46	(31)	-	-	-	753
Interest-sensitive life	927	29	(28)	(3)	-	(20)	905
Fixed annuity	47	-	(1)	1	-	-	47
Subtotal	1,712	75	(60)	(2)	-	(20)	1,705
Consolidated	$ 3,516	$ 1,064	$ (1,033)	$ (2)	$ -	$ (20)	$ 3,525

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

9

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

	Change in Deferred Policy Acquisition Costs For the twelve months ended December 31, 2015							Reconciliation of Deferred Policy Acquisition Costs as of December 31, 2015		
	Beginning balance Dec. 31, 2014	Acquisition costs deferred	Amortization before adjustments [1] [2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2015	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 1,820	$ 4,311	$ (4,102)	$ -	$ -	$ -	$ 2,029	$ 2,029	$ -	$ 2,029
Allstate Financial:										
Traditional life and accident and health	753	178	(139)	-	-	-	792	792	-	792
Interest-sensitive life	905	107	(111)	(6)	(1)	99	993	1,059	(66)	993
Fixed annuity	47	-	(6)	1	-	5	47	47	-	47
Subtotal	1,705	285	(256)	(5)	(1)	104	1,832	1,898	(66)	1,832
Consolidated	$ 3,525	$ 4,596	$ (4,358)	$ (5)	$ (1)	$ 104	$ 3,861	$ 3,927	$ (66)	$ 3,861

	Change in Deferred Policy Acquisition Costs For the twelve months ended December 31, 2014										Reconciliation of Deferred Policy Acquisition Costs as of December 31, 2014		
	Beginning balance Dec. 31, 2013	DAC classified as held for sale beginning balance	Total DAC including those classified as held for sale	Acquisition costs deferred	Amortization before adjustments [1] [2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	DAC sold in LBL disposition	Ending balance Dec. 31, 2014	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 1,625	$ -	$ 1,625	$ 4,070	$ (3,875)	$ -	$ -	$ -	$ -	$ 1,820	$ 1,820	$ -	$ 1,820
Allstate Financial:													
Traditional life and accident and health	711	13	724	167	(125)	-	-	-	(13)	753	753	-	753
Interest-sensitive life	991	700	1,691	113	(130)	(8)	10	(97)	(674)	905	1,070	(165)	905
Fixed annuity	45	30	75	-	(8)	3	(2)	(1)	(20)	47	52	(5)	47
Subtotal	1,747	743	2,490	280	(263)	(5)	8	(98)	(707)	1,705	1,875	(170)	1,705
Consolidated	$ 3,372	$ 743	$ 4,115	$ 4,350	$ (4,138)	$ (5)	$ 8	$ (98)	$ (707)	$ 3,525	$ 3,695	$ (170)	$ 3,525

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.
(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

10

THE ALLSTATE CORPORATION
HISTORICAL CONSOLIDATED OPERATING AND FINANCIAL POSITION DATA
($ in millions except per share data)

	As of or for the Year Ended December 31,				
	2015	2014	2013	2012	2011
Consolidated statement of operations data:					
Insurance premiums and contract charges	$ 32,467	$ 31,086	$ 29,970	$ 28,978	$ 28,180
Net investment income	3,156	3,459	3,943	4,010	3,971
Realized capital gains and losses	30	694	594	327	503
Total revenues	$ 35,653	$ 35,239	$ 34,507	$ 33,315	$ 32,654
Operating income	$ 2,113	$ 2,367	$ 2,670	$ 2,148	$ 662
Realized capital gains and losses, after-tax	19	451	385	216	324
Valuation changes on embedded derivatives that are not hedged, after-tax	(1)	(15)	(16)	82	(12)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(3)	(5)	(42)	(108)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	7	4	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	2	7	(7)	(33)	(35)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(32)	(45)	(55)	(81)	(42)
Gain (loss) on disposition of operations, after-tax	2	(16)	(515)	12	(5)
Loss on extinguishment of debt, after-tax	-	-	(319)	-	-
Postretirement benefits curtailment gain, after-tax	-	-	118	-	-
Change in accounting for investments in qualified affordable housing projects, after-tax	(45)	-	-	-	-
Net income applicable to common shareholders	$ 2,055	$ 2,746	$ 2,263	$ 2,306	$ 787
Income per common share - Diluted					
Operating income	$ 5.19	$ 5.40	$ 5.68	$ 4.36	$ 1.27
Realized capital gains and losses, after-tax	0.05	1.03	0.82	0.44	0.62
Valuation changes on embedded derivatives that are not hedged, after-tax	-	(0.03)	(0.03)	0.17	(0.02)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(0.01)	(0.01)	(0.09)	(0.21)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	0.01	0.01	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	0.02	(0.01)	(0.07)	(0.07)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(0.08)	(0.10)	(0.12)	(0.16)	(0.08)
Gain (loss) on disposition of operations, after-tax	-	(0.04)	(1.10)	0.02	(0.01)
Loss on extinguishment of debt, after-tax	-	-	(0.68)	-	-
Postretirement benefits curtailment gain, after-tax	-	-	0.25	-	-
Change in accounting for investments in qualified affordable housing projects, after-tax	(0.11)	-	-	-	-
Net income applicable to common shareholders	$ 5.05	$ 6.27	$ 4.81	$ 4.68	$ 1.50
Net income applicable to common shareholders per share - Basic	$ 5.12	$ 6.37	$ 4.87	$ 4.71	$ 1.51
Consolidated statement of financial position data:					
Investments	$ 77,758	$ 81,113	$ 81,155	$ 97,278	$ 95,618
Total assets	104,656	108,479	123,460	126,893	125,513
Reserves for claims and claims expense, life-contingent contract benefits and contractholder funds	57,411	57,832	58,547	75,502	77,113
Debt [3]	5,124	5,140	6,141	6,003	5,858
Shareholders' equity	20,025	22,304	21,480	20,580	18,298
Book value per share	47.34	48.24	45.31	42.39	36.18
Operating ratio:					
Annual statutory premiums written to surplus ratio (U.S. property-liability operations)	1.9x	1.8x	1.6x	1.6x	1.6x
Other operating data:					
Total employees [1]	41,600	40,200	39,400	38,500	37,300
Total Allstate agencies [1][2]	12,300	11,900	11,600	11,200	11,900

(1) Rounded to the nearest hundred.
(2) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada.
(3) As a result of the adoption of new accounting guidance related to the presentation of debt issuance costs, long-term debt is now reported net of debt issuance costs. Prior quarter balances have been restated.

11

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY RESULTS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Premiums written	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 7,292	$ 7,806	$ 7,547	$ 6,969	$ 30,871	$ 29,614
(Increase) decrease in unearned premiums	140	(485)	(370)	166	74	(512)	(397)	112	(549)	(723)
Other	(7)	(2)	42	(46)	(12)	13	54	(17)	(13)	38
Premiums earned	7,684	7,650	7,549	7,426	7,354	7,307	7,204	7,064	30,309	28,929
Claims and claims expense	(5,199)	(5,255)	(5,587)	(4,993)	(4,618)	(4,909)	(5,142)	(4,759)	(21,034)	(19,428)
Amortization of deferred policy acquisition costs	(1,052)	(1,029)	(1,021)	(1,000)	(973)	(972)	(969)	(961)	(4,102)	(3,875)
Operating costs and expenses	(812)	(867)	(934)	(962)	(1,021)	(948)	(901)	(968)	(3,575)	(3,838)
Restructuring and related charges	(10)	(8)	(17)	(4)	(5)	(4)	(3)	(4)	(39)	(16)
Underwriting income (loss) *	611	491	(10)	467	737	474	189	372	1,559	1,772
Net investment income	280	307	292	358	294	344	351	312	1,237	1,301
Periodic settlements and accruals on non-hedge derivative instruments	(1)	(1)	-	(1)	(2)	(1)	(3)	(3)	(3)	(9)
Amortization of purchased intangible assets	13	12	13	12	17	17	17	17	50	68
Income tax expense on operations	(304)	(259)	(97)	(281)	(359)	(281)	(190)	(230)	(941)	(1,060)
Operating income	599	550	198	555	687	553	364	468	1,902	2,072
Realized capital gains and losses, after-tax	(99)	(104)	31	18	(11)	173	161	34	(154)	357
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	-	1	2	-	2	2	2	6
Amortization of purchased intangible assets, after-tax	(8)	(8)	(8)	(8)	(12)	(11)	(11)	(11)	(32)	(45)
(Loss) gain on disposition of operations, after-tax	-	(1)	1	-	-	(1)	38	-	-	37
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	(28)	-	-	-	-	(28)	-
Net income applicable to common shareholders	$ 493	$ 437	$ 222	$ 538	$ 666	$ 714	$ 554	$ 493	$ 1,690	$ 2,427
Catastrophe losses	$ 358	$ 270	$ 797	$ 294	$ 95	$ 517	$ 936	$ 445	$ 1,719	$ 1,993
Operating ratios										
Claims and claims expense ("loss") ratio	67.6	68.7	74.0	67.2	62.8	67.2	71.4	67.4	69.4	67.2
Expense ratio [(1)]	24.4	24.9	26.1	26.5	27.2	26.3	26.0	27.3	25.5	26.7
Combined ratio	92.0	93.6	100.1	93.7	90.0	93.5	97.4	94.7	94.9	93.9
Combined ratio excluding the effect of catastrophes *	87.3	90.1	89.5	89.7	88.7	86.4	84.4	88.4	89.2	87.0
Effect of catastrophe losses on combined ratio	4.7	3.5	10.6	4.0	1.3	7.1	13.0	6.3	5.7	6.9
Combined ratio	92.0	93.6	100.1	93.7	90.0	93.5	97.4	94.7	94.9	93.9
Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") *	87.4	89.3	89.1	89.0	89.5	86.1	84.7	88.4	88.7	87.2
Effect of catastrophe losses on combined ratio	4.7	3.5	10.6	4.0	1.3	7.1	13.0	6.3	5.7	6.9
Effect of prior year reserve reestimates on combined ratio	(0.4)	0.6	0.3	0.5	(1.0)	0.1	(0.1)	(0.2)	0.3	(0.3)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.2	-	(0.1)	0.1	-	-	(0.5)	-	-	(0.1)
Effect of amortization of purchased intangible assets on combined ratio	0.1	0.2	0.2	0.1	0.2	0.2	0.3	0.2	0.2	0.2
Combined ratio	92.0	93.6	100.1	93.7	90.0	93.5	97.4	94.7	94.9	93.9
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.2	0.1	0.1	0.1	-	0.1	0.1	0.1
Effect of Discontinued Lines and Coverages on combined ratio	-	0.7	-	-	0.1	1.4	0.1	-	0.2	0.4

(1) The decrease in the expense ratio in fourth quarter 2015 primarily relates to spending reductions for advertising and professional services and lower employee related costs.

12

THE ALLSTATE CORPORATION
HISTORICAL PROPERTY-LIABILITY RESULTS
($ in millions)

	Twelve months ended December 31,				
	2015	2014	2013	2012	2011
Premiums written	$ 30,871	$ 29,614	$ 28,164	$ 27,027	$ 25,980
Increase in unearned premium	(549)	(723)	(572)	(322)	(33)
Other	(13)	38	26	32	(5)
Premiums earned	30,309	28,929	27,618	26,737	25,942
Claims and claims expense	(21,034)	(19,428)	(17,911)	(18,484)	(20,161)
Amortization of deferred policy acquisition costs	(4,102)	(3,875)	(3,674)	(3,483)	(3,477)
Operating costs and expenses	(3,575)	(3,838)	(3,752)	(3,536)	(3,143)
Restructuring and related charges	(39)	(16)	(63)	(34)	(43)
Underwriting income (loss)	1,559	1,772	2,218	1,200	(882)
Net investment income	1,237	1,301	1,375	1,326	1,201
Periodic settlement and accruals on non-hedge derivative instruments	(3)	(9)	(7)	(6)	(15)
Business combination expenses and the amortization of purchased intangible assets	50	68	85	124	49
Income tax (expense) benefit on operations	(941)	(1,060)	(1,204)	(819)	18
Operating income	1,902	2,072	2,467	1,825	371
Realized capital gains and losses, after-tax	(154)	357	339	221	54
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	2	6	4	3	10
Business combination expenses and the amortization of purchased intangible assets, after-tax	(32)	(45)	(55)	(81)	(32)
Gain (loss) on disposition of operations, after-tax	-	37	(1)	-	-
Change in accounting for investments in qualified affordable housing projects, after-tax	(28)	-	-	-	-
Net income	$ 1,690	$ 2,427	$ 2,754	$ 1,968	$ 403
Catastrophe losses	$ 1,719	$ 1,993	$ 1,251	$ 2,345	$ 3,815
Operating ratios					
Loss ratio	69.4	67.2	64.9	69.1	77.7
Expense ratio	25.5	26.7	27.1	26.4	25.7
Combined ratio	94.9	93.9	92.0	95.5	103.4
Combined ratio excluding the effect of catastrophes	89.2	87.0	87.5	86.7	88.7
Effect of catastrophe losses on combined ratio	5.7	6.9	4.5	8.8	14.7
Combined ratio	94.9	93.9	92.0	95.5	103.4
Underlying combined ratio	88.7	87.2	87.3	87.2	89.3
Effect of catastrophe losses on combined ratio	5.7	6.9	4.5	8.8	14.7
Effect of prior year reserve reestimates on combined ratio	0.3	(0.3)	(0.4)	(2.5)	(1.3)
Effect of catastrophe losses included in prior year reserve reestimate on combined ratio	-	(0.1)	0.3	1.5	0.5
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.2	0.2	0.3	0.5	0.2
Combined ratio	94.9	93.9	92.0	95.5	103.4
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.2	0.1	0.2
Effect of Discontinued Lines and Coverages on the combined ratio	0.2	0.4	0.5	0.2	0.1

13

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Property-Liability Underwriting Summary										
Allstate Protection	$ 613	$ 540	$ (8)	$ 469	$ 741	$ 579	$ 192	$ 375	$ 1,614	$ 1,887
Discontinued Lines and Coverages	(2)	(49)	(2)	(2)	(4)	(105)	(3)	(3)	(55)	(115)
Underwriting income (loss)	$ 611	$ 491	$ (10)	$ 467	$ 737	$ 474	$ 189	$ 372	$ 1,559	$ 1,772
Allstate Protection Underwriting Summary										
Premiums written	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 7,292	$ 7,805	$ 7,547	$ 6,969	$ 30,871	$ 29,613
Premiums earned	$ 7,684	$ 7,650	$ 7,549	$ 7,426	$ 7,354	$ 7,306	$ 7,204	$ 7,064	$ 30,309	$ 28,928
Claims and claims expense	(5,197)	(5,207)	(5,585)	(4,992)	(4,615)	(4,804)	(5,140)	(4,756)	(20,981)	(19,315)
Amortization of deferred policy acquisition costs	(1,052)	(1,029)	(1,021)	(1,000)	(973)	(972)	(969)	(961)	(4,102)	(3,875)
Operating costs and expenses	(812)	(866)	(934)	(961)	(1,020)	(947)	(900)	(968)	(3,573)	(3,835)
Restructuring and related charges	(10)	(8)	(17)	(4)	(5)	(4)	(3)	(4)	(39)	(16)
Underwriting income (loss)	$ 613	$ 540	$ (8)	$ 469	$ 741	$ 579	$ 192	$ 375	$ 1,614	$ 1,887
Catastrophe losses	$ 358	$ 270	$ 797	$ 294	$ 95	$ 517	$ 936	$ 445	$ 1,719	$ 1,993
Operating ratios										
Loss ratio	67.6	68.0	74.0	67.2	62.7	65.8	71.3	67.3	69.2	66.8
Expense ratio	24.4	24.9	26.1	26.5	27.2	26.3	26.0	27.4	25.5	26.7
Combined ratio	92.0	92.9	100.1	93.7	89.9	92.1	97.3	94.7	94.7	93.5
Effect of catastrophe losses on combined ratio	4.7	3.5	10.6	4.0	1.3	7.1	13.0	6.3	5.7	6.9
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.2	0.1	0.1	0.1	-	0.1	0.1	0.1
Effect of amortization of purchased intangible assets on combined ratio	0.1	0.2	0.2	0.1	0.2	0.2	0.2	0.2	0.2	0.2
Discontinued Lines and Coverages Underwriting Summary										
Premiums written	$ -	$ -	$ -	$ -	$ -	$ 1	$ -	$ -	$ -	$ 1
Premiums earned	$ -	$ -	$ -	$ -	$ -	$ 1	$ -	$ -	$ -	$ 1
Claims and claims expense	(2)	(48)	(2)	(1)	(3)	(105)	(2)	(3)	(53)	(113)
Operating costs and expenses	-	(1)	-	(1)	(1)	(1)	(1)	-	(2)	(3)
Underwriting loss	$ (2)	$ (49)	$ (2)	$ (2)	$ (4)	$ (105)	$ (3)	$ (3)	$ (55)	$ (115)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	0.7	-	-	0.1	1.4	0.1	-	0.2	0.4
Underwriting Income (Loss) by Brand										
Allstate brand	$ 629	$ 571	$ 86	$ 526	$ 782	$ 676	$ 299	$ 478	$ 1,812	$ 2,235
Esurance brand	(28)	(26)	(41)	(69)	(59)	(62)	(45)	(93)	(164)	(259)
Encompass brand	14	(4)	(50)	14	22	(31)	(59)	(8)	(26)	(76)
Answer Financial	(2)	(1)	(3)	(2)	(4)	(4)	(3)	(2)	(8)	(13)
Underwriting income (loss)	$ 613	$ 540	$ (8)	$ 469	$ 741	$ 579	$ 192	$ 375	$ 1,614	$ 1,887

14

THE ALLSTATE CORPORATION
HISTORICAL PROPERTY-LIABILITY
UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

	Twelve months ended December 31,				
	2015	2014	2013	2012	2011
Property-Liability Underwriting Summary					
Allstate Protection	$ 1,614	$ 1,887	$ 2,361	$ 1,253	$ (857)
Discontinued Lines and Coverages	(55)	(115)	(143)	(53)	(25)
Underwriting income (loss)	$ 1,559	$ 1,772	$ 2,218	$ 1,200	$ (882)
Allstate Protection Underwriting Summary					
Premiums written	$ 30,871	$ 29,613	$ 28,164	$ 27,026	$ 25,981
Premiums earned	$ 30,309	$ 28,928	$ 27,618	$ 26,737	$ 25,942
Claims and claims expense	(20,981)	(19,315)	(17,769)	(18,433)	(20,140)
Amortization of deferred policy acquisition costs	(4,102)	(3,875)	(3,674)	(3,483)	(3,477)
Operating costs and expenses	(3,573)	(3,835)	(3,751)	(3,534)	(3,139)
Restructuring and related charges	(39)	(16)	(63)	(34)	(43)
Underwriting income (loss)	$ 1,614	$ 1,887	$ 2,361	$ 1,253	$ (857)
Catastrophe losses	$ 1,719	$ 1,993	$ 1,251	$ 2,345	$ 3,815
Operating ratios					
Loss ratio	69.2	66.8	64.4	68.9	77.6
Expense ratio	25.5	26.7	27.1	26.4	25.7
Combined ratio	94.7	93.5	91.5	95.3	103.3
Effect of catastrophe losses on combined ratio	5.7	6.9	4.5	8.8	14.7
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.2	0.1	0.2
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.2	0.2	0.3	0.5	0.2
Discontinued Lines and Coverages Underwriting Summary					
Premiums written	$ -	$ 1	$ -	$ 1	$ (1)
Premiums earned	$ -	$ 1	$ -	$ -	$ -
Claims and claims expense	(53)	(113)	(142)	(51)	(21)
Operating costs and expenses	(2)	(3)	(1)	(2)	(4)
Underwriting loss	$ (55)	$ (115)	$ (143)	$ (53)	$ (25)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.2	0.4	0.5	0.2	0.1

15

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Allstate brand [1]										
Auto [2]	$ 4,576	$ 4,746	$ 4,588	$ 4,535	$ 4,347	$ 4,490	$ 4,375	$ 4,292	$ 18,445	$ 17,504
Homeowners [3]	1,634	1,879	1,819	1,379	1,598	1,831	1,765	1,342	6,711	6,536
Other personal lines	376	429	424	357	376	426	416	351	1,586	1,569
Commercial lines	126	124	138	128	126	122	130	116	516	494
Other business lines	168	205	199	184	176	185	180	176	756	717
	6,880	7,383	7,168	6,583	6,623	7,054	6,866	6,277	28,014	26,820
Esurance brand										
Auto	368	411	363	434	354	403	338	404	1,576	1,499
Homeowners	9	9	7	5	4	3	1	1	30	9
Other personal lines	1	3	1	2	1	2	1	1	7	5
	378	423	371	441	359	408	340	406	1,613	1,513
Encompass brand										
Auto	152	169	173	147	160	178	176	151	641	665
Homeowners	116	134	136	111	123	137	136	110	497	506
Other personal lines	25	28	29	24	27	28	29	25	106	109
	293	331	338	282	310	343	341	286	1,244	1,280
Allstate Protection	7,551	8,137	7,877	7,306	7,292	7,805	7,547	6,969	30,871	29,613
Discontinued Lines and Coverages	-	-	-	-	-	1	-	-	-	1
Property-Liability	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 7,292	$ 7,806	$ 7,547	$ 6,969	$ 30,871	$ 29,614
Allstate Protection										
Auto	$ 5,096	$ 5,326	$ 5,124	$ 5,116	$ 4,861	$ 5,071	$ 4,889	$ 4,847	$ 20,662	$ 19,668
Homeowners	1,759	2,022	1,962	1,495	1,725	1,971	1,902	1,453	7,238	7,051
Other personal lines	402	460	454	383	404	456	446	377	1,699	1,683
Commercial lines	126	124	138	128	126	122	130	116	516	494
Other business lines	168	205	199	184	176	185	180	176	756	717
	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 7,292	$ 7,805	$ 7,547	$ 6,969	$ 30,871	$ 29,613
[1] **Canada premiums included in Allstate brand**										
Auto	$ 183	$ 215	$ 235	$ 173	$ 200	$ 233	$ 250	$ 180	$ 806	$ 863
Homeowners	50	60	63	41	53	66	63	40	214	222
Other personal lines	12	15	15	11	13	16	15	11	53	55
	$ 245	$ 290	$ 313	$ 225	$ 266	$ 315	$ 328	$ 231	$ 1,073	$ 1,140

(2) Fluctuation in the Canadian exchange rate has reduced the auto premiums written growth rate in 2015 by 0.7 points.

(3) Fluctuation in the Canadian exchange rate has reduced the homeowner premiums written growth rate in 2015 by 0.5 points.

16

17 Number of Location Number of Location Number of Location locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) Allstate brand Auto (2) 34 (6) 1.9 5.5 23 (6) 1.6 5.1 34 (6) 1.5 3.6 Homeowners (3) 16 (7) 1.5 6.1 6 0.4 6.4 9 (7) 0.7 3.5 Esurance brand Auto 18 3.0 6.7 13 1.3 5.1 13 1.5 5.9 Encompass brand Auto 9 2.0 5.7 8 1.3 7.6 16 4.8 8.5 Homeowners 5 1.7 7.4 8 1.2 5.9 15 3.2 8.8 Number of Location Number of Location Number of Location locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) Allstate brand Auto (2) 18 (6) 0.4 3.9 14 (6) 0.7 3.4 20 (6) 0.9 3.7 Homeowners (3) 10 (7) 0.2 3.0 16 (7) 0.9 4.6 6 0.2 6.0 Esurance brand Auto 13 1.3 4.4 7 1.4 5.3 15 0.6 3.1 Encompass brand Auto 6 1.3 6.9 13 2.8 6.0 9 0.9 4.1 Homeowners 4 0.4 8.1 9 2.5 7.8 7 0.6 6.5 (1) (2) (3) (4) (5) (6) Includes one, five, four, two, one and one Canadian provinces for auto for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively. (7) Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations. Allstate brand auto and homeowners operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand auto operates in 43 states and 1 Canadian province. Esurance brand homeowners operates in 25 states. Encompass brand auto and homeowners operates in 40 states and the District of Columbia. Includes three, one, two and one Canadian provinces for homeowners for the three months ended December 31, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively. December 31, 2014 September 30, 2014 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states and Canadian provinces, rate changes approved for the three month and twelve month period ending December 31, 2015 are estimated to total $512 million and $1.34 billion, respectively. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 1.8%, 1.5%, 1.1%, 0.8%, 0.4% and 0.2% for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.5%, 0.5%, 0.4%, 0.9%, 0.3% and 0.1% for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively. June 30, 2015 March 31, 2015 Three months ended Three months ended Three months ended September 30, 2015December 31, 2015 (1) Three months ended Three months ended THE ALLSTATE CORPORATION PROPERTY-LIABILITY IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN Three months ended

18 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2015 2015 2015 2014 2014 2014 2014 Policies in Force (in thousands) (1) Allstate Brand Auto (2) 20,326 20,367 20,258 20,036 19,916 19,751 19,605 19,413 Homeowners (3) 6,174 6,163 6,141 6,114 6,106 6,082 6,069 6,063 Landlord 737 736 737 738 738 737 738 740 Renter 1,555 1,550 1,518 1,494 1,466 1,447 1,421 1,402 Condominium 668 665 662 658 655 652 648 646 Other 1,259 1,257 1,253 1,245 1,248 1,248 1,245 1,244 Other personal lines 4,219 4,208 4,170 4,135 4,107 4,084 4,052 4,032 Commercial lines 324 328 330 326 325 320 313 305 Other business lines 894 920 937 941 948 958 972 991 Excess and surplus 25 26 26 27 27 26 25 23 Total 31,962 32,012 31,862 31,579 31,429 31,221 31,036 30,827 Esurance Brand Auto 1,415 1,433 1,458 1,470 1,424 1,410 1,399 1,375 Homeowners 32 26 20 15 10 6 2 1 Other personal lines 44 44 44 42 36 33 30 26 Total 1,491 1,503 1,522 1,527 1,470 1,449 1,431 1,402 Encompass Brand Auto 723 746 767 778 790 792 788 778 Homeowners 338 347 355 361 365 365 364 359 Other personal lines 111 114 118 120 122 123 124 124 Total 1,172 1,207 1,240 1,259 1,277 1,280 1,276 1,261 Total Policies in Force 34,625 34,722 34,624 34,365 34,176 33,950 33,743 33,490 Non-Proprietary Premiums ($ in millions) Ivantage (4) $ 1,490 $ 1,481 $ 1,461 $ 1,446 $ 1,422 $ 1,407 $ 1,391 $ 1,376 Answer Financial (5) 138 149 145 149 129 134 125 139 Agency Data Total Allstate agencies (6)(7) 12,300 12,100 12,000 11,900 Licensed sales professionals (7)(8) 24,400 24,000 23,500 23,200 Allstate independent agencies (7)(9) 2,100 2,200 2,000 2,000 (1) (2) (3) (4) (5) (6) (7) (8) (9) Rounded to the nearest hundred. Employees of Allstate agencies who are licensed to sell Allstate products. Includes 880 and 720 engaged Allstate independent agencies (“AIAs”) as of December 31, 2015 and December 31, 2014, respectively. Engaged AIAs, as currently determined, include those that increase the number of policies in force from the prior year. Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended December 31, 2015 were $19.3 million. Represents non-proprietary premiums written for the period. Commissions earned for the three months ended December 31, 2015 were $18.7 million. THE ALLSTATE CORPORATION POLICIES IN FORCE AND OTHER STATISTICS Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (service contracts and other products sold in conjunction with auto lending and vehicle sales transactions) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not meaningful. Additionally, non- proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada. Allstate brand auto PIF increased in 39 states, including 8 out of our largest 10 states, as of December 31, 2015 compared to December 31, 2014. Allstate brand homeowners PIF increased in 32 states, including 7 out of our largest 10 states, as of December 31, 2015 compared to December 31, 2014.

THE ALLSTATE CORPORATION
ALLSTATE BRAND PROFITABILITY MEASURES
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Net premiums written	$ 6,880	$ 7,383	$ 7,168	$ 6,583	$ 6,623	$ 7,054	$ 6,866	$ 6,277	$ 28,014	$ 26,820
Net premiums earned										
Auto	$ 4,638	$ 4,597	$ 4,524	$ 4,432	$ 4,376	$ 4,352	$ 4,297	$ 4,209	$ 18,191	$ 17,234
Homeowners	1,674	1,663	1,645	1,631	1,625	1,616	1,594	1,580	6,613	6,415
Other personal lines	395	396	395	391	390	389	387	385	1,577	1,551
Commercial lines	129	128	128	125	125	120	121	110	510	476
Other business lines	135	148	137	141	140	138	131	133	561	542
Total	6,971	6,932	6,829	6,720	6,656	6,615	6,530	6,417	27,452	26,218
Incurred losses										
Auto	$ 3,495	$ 3,455	$ 3,431	$ 3,175	$ 3,103	$ 2,964	$ 3,011	$ 2,858	$ 13,556	$ 11,936
Homeowners	816	820	1,147	894	634	930	1,212	994	3,677	3,770
Other personal lines	216	241	259	244	223	229	226	279	960	957
Commercial lines	100	97	105	98	88	72	78	81	400	319
Other business lines	57	71	66	69	65	70	64	63	263	262
Total	4,684	4,684	5,008	4,480	4,113	4,265	4,591	4,275	18,856	17,244
Expenses										
Auto	$ 1,077	$ 1,086	$ 1,155	$ 1,113	$ 1,140	$ 1,088	$ 1,089	$ 1,075	$ 4,431	$ 4,392
Homeowners	372	385	372	389	399	382	359	385	1,518	1,525
Other personal lines	101	109	105	105	118	103	105	108	420	434
Commercial lines	36	36	40	38	41	38	35	34	150	148
Other business lines	72	61	63	69	63	63	52	62	265	240
Total	1,658	1,677	1,735	1,714	1,761	1,674	1,640	1,664	6,784	6,739
Underwriting income (loss)										
Auto	$ 66	$ 56	$ (62)	$ 144	$ 133	$ 300	$ 197	$ 276	$ 204	$ 906
Homeowners	486	458	126	348	592	304	23	201	1,418	1,120
Other personal lines	78	46	31	42	49	57	56	(2)	197	160
Commercial lines	(7)	(5)	(17)	(11)	(4)	10	8	(5)	(40)	9
Other business lines	6	16	8	3	12	5	15	8	33	40
Total	629	571	86	526	782	676	299	478	1,812	2,235
Loss ratio	67.2	67.6	73.3	66.7	61.8	64.5	70.3	66.6	68.7	65.8
Expense ratio	23.8	24.2	25.4	25.5	26.5	25.3	25.1	26.0	24.7	25.7
Combined ratio	91.0	91.8	98.7	92.2	88.3	89.8	95.4	92.6	93.4	91.5
Underlying loss ratio *	62.4	64.1	62.3	61.9	61.4	58.9	57.9	60.4	62.7	59.7
Expense ratio, excluding the effect of amortization of purchased intangible assets	23.8	24.2	25.4	25.5	26.5	25.3	25.1	26.0	24.7 (1)	25.7
Underlying combined ratio	86.2	88.3	87.7	87.4	87.9	84.2	83.0	86.4	87.4	85.4
Effect of catastrophe losses on combined ratio	4.9	3.6	10.7	4.1	1.3	6.9	13.1	6.4	5.8	6.9
Effect of prior year reserve reestimates on combined ratio	(0.3)	(0.2)	0.4	0.7	(1.0)	(1.3)	(0.1)	(0.2)	0.1	(0.7)
Underlying combined ratio	86.2	88.3	87.7	87.4	87.9	84.2	83.0	86.4	87.4	85.4
Effect of catastrophe losses	4.9	3.6	10.7	4.1	1.3	6.9	13.1	6.4	5.8	6.9
Effect of prior year non-catastrophe reserve reestimates	(0.1)	(0.1)	0.3	0.7	(0.9)	(1.3)	(0.7)	(0.2)	0.2	(0.8)
Effect of amortization of purchased intangible assets	-	-	-	-	-	-	-	-	-	-
Combined ratio	91.0	91.8	98.7	92.2	88.3	89.8	95.4	92.6	93.4	91.5

(1) Allstate brand expense ratio decreased 1.0 point in 2015 compared to 2014 due to expense spending reductions in advertising and professional services costs, partially offset by an increase in the amortization of acquisition costs. Expense reductions were primarily related to actions that could be modified as margins return to targeted underwriting results.

19

20 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2015 2015 2015 2015 2014 2014 2014 2014 2015 2014 New Issued Applications (in thousands) (2) Auto (8) 562 790 818 792 740 809 770 714 2,962 3,033 Homeowners 174 218 212 177 178 201 192 154 781 725 Average Premium - Gross Written ($) (3) Auto (9) 502 494 488 484 486 481 478 473 492 479 Homeowners (10) 1,163 1,158 1,150 1,148 1,144 1,144 1,135 1,137 1,155 1,140 Average Premium - Net Earned ($) (4) Auto 456 452 450 444 444 443 441 435 450 441 Homeowners 1,078 1,074 1,066 1,060 1,060 1,054 1,045 1,034 1,070 1,048 Renewal Ratio (%) (5) Auto 88.2 88.6 88.9 88.8 88.6 88.9 89.1 89.0 88.6 88.9 Homeowners 88.5 88.7 88.4 88.4 88.6 88.6 88.3 88.2 88.5 88.4 Bodily Injury Claim Frequency (6) (% change year-over-year) Auto 3.9 6.4 6.8 6.8 4.0 (1.3) (2.8) (0.3) 5.9 - Property Damage Claim Frequency (% change year-over-year) Auto 7.5 8.9 6.9 2.1 0.5 (1.0) (2.4) 5.1 6.3 0.5 Auto Paid Claim Severity (7) (% change year-over-year) Bodily injury (7.0) (2.9) 0.6 3.9 6.0 2.2 1.3 0.7 (1.6) 2.7 Property damage 4.0 5.4 3.7 4.8 3.9 5.5 4.4 2.7 4.4 4.1 Homeowners Excluding Catastrophe Losses (% change year-over-year) Claim frequency 0.9 (1.9) 0.4 (7.9) (4.1) (5.5) 2.3 6.1 (2.3) (0.3) Claim severity 2.6 4.5 3.6 6.6 8.1 9.2 5.5 8.3 4.3 7.7 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. Statistics presented for Allstate brand exclude excess and surplus lines. Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Three months ended New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed on a policy which in 2014 and 2015 was either four or ten depending on the state. As of 2015 year-end, all states allow ten automobiles on a policy. THE ALLSTATE CORPORATION ALLSTATE BRAND STATISTICS (1) Twelve months ended Fluctuation in the Canadian exchange rate has reduced the auto average premium growth rate in 2015 by 0.7 points. Fluctuation in the Canadian exchange rate has reduced the homeowner average premium growth rate in 2015 by 0.5 points. Claim frequency is gross frequency. Gross frequency is calculated as the number of claim notices received in the period divided by the average earned policies in force with the respective insurance coverage in force. The rate of change in claim frequency is the year over year percent increase or decrease in claim frequency for the period. Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The rate of change in paid severity is the year over year percent increase or decrease in paid claim severity for the period. Auto new issued applications decreased 24.1% to 562 thousand in fourth quarter 2015 from 740 thousand in fourth quarter 2014 and decreased 2.3% to 2.962 thousand in the twelve months of 2015 from 3,033 thousand in the twelve months of 2014. As a result of a change that allows a greater number of autos on a single policy, new issued applications are approximately 4.3 points and 3.2 points lower in the fourth quarter and first twelve months of 2015, respectively, compared to the same periods of 2014. Without this change, new issued applications would have increased 0.9% in 2015 from 2014.

21 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Rates of change in auto frequency (1) (% change in frequency rate year over year) Allstate gross frequency (2) 5.1% 3.4% 6.9% 6.9% 2.1% -3.2% -4.4% -4.1% -2.9% 1.2% -1.8% -3.1% -2.4% -1.1% 0.8% -1.7% -0.3% -2.8% -1.3% 4.0% 6.8% 6.8% 6.4% 3.9% Allstate paid frequency (3) 6.1% 7.7% 8.3% 7.9% 4.5% 1.5% -0.9% -2.4% -0.2% 1.1% -1.0% 0.7% -2.3% -2.7% -2.1% -4.7% -4.7% -3.8% 0.2% 4.7% 2.3% 6.0% 3.5% 0.0% (1) (2) (3) Paid frequency rate is calculated as the number of claim notices closed with a payment amount in the period divided by the average coverage in force. 2010 2011 2012 2013 2014 2015 THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO FREQUENCY STATISTICS BODILY INJURY GROSS AND PAID % CHANGE IN FREQUENCY RATE The % change in frequency rate year over year is calculated as the change in the specified frequency rate between the current period and the same period of the prior year divided by the prior year frequency rate. Gross frequency rate is calculated as the number of claim notices received in the period divided by the average earned policies in force with the respective insurance coverage in force (“average coverage in force”). -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2010 2011 2012 2013 2014 2015 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto bodily injury frequency Allstate gross frequency Allstate paid frequency

22 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Rates of change in auto frequency (1) (% change in frequency rate year over year) Allstate gross frequency (2) -0.5% 1.5% 3.1% 1.7% 0.6% -4.4% -3.3% -3.1% -4.8% 0.7% -1.8% -4.3% -0.7% -0.3% 0.6% 1.4% 5.1% -2.4% -1.0% 0.5% 2.1% 6.9% 8.9% 7.5% Allstate paid frequency (3) -3.4% 0.6% 4.2% 1.7% 0.4% -2.9% -4.3% -2.4% -4.3% -0.3% -3.4% -4.1% -4.5% 0.5% 3.7% 0.8% 2.9% -0.4% 0.4% 2.5% 2.5% 4.2% 4.7% 3.7% (1) (2) (3) Paid frequency rate is calculated as the number of claim notices closed with a payment amount in the period divided by the average coverage in force. 2010 2011 2012 2013 2014 2015 THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO FREQUENCY STATISTICS PROPERTY DAMAGE GROSS AND PAID % CHANGE IN FREQUENCY RATE The % change in frequency rate year over year is calculated as the change in the specified frequency rate between the current period and the same period of the prior year divided by the prior year frequency rate. Gross frequency rate is calculated as the number of claim notices received in the period divided by the average earned policies in force with the respective insurance coverage in force (“average coverage in force”). -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2010 2011 2012 2013 2014 2015 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency Allstate gross frequency Allstate paid frequency

THE ALLSTATE CORPORATION
ESURANCE PROFITABILITY MEASURES AND STATISTICS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Net premiums written	$ 378	$ 423	$ 371	$ 441	$ 359	$ 408	$ 340	$ 406	$ 1,613	$ 1,513
Net premiums earned										
Auto	$ 391	$ 392	$ 397	$ 382	$ 378	$ 370	$ 365	$ 342	$ 1,562	$ 1,455
Homeowners	7	5	4	3	2	1	-	-	19	3
Other personal lines	2	2	1	2	1	2	1	1	7	5
	400	399	402	387	381	373	366	343	1,588	1,463
Incurred losses										
Auto	$ 294	$ 285	$ 300	$ 297	$ 300	$ 283	$ 275	$ 260	$ 1,176	$ 1,118
Homeowners	4	4	3	1	1	1	-	-	12	2
Other personal lines	1	1	1	1	1	1	1	-	4	3
	299	290	304	299	302	285	276	260	1,192	1,123
Expenses										
Auto	$ 119	$ 125	$ 132	$ 155	$ 136	$ 148	$ 135	$ 174	$ 531	$ 593
Homeowners	9	10	7	-	-	-	-	-	26	-
Other personal lines	1	-	-	2	2	2	-	2	3	6
	129	135	139	157	138	150	135	176	560	599
Underwriting income (loss)										
Auto	$ (22)	$ (18)	$ (35)	$ (70)	$ (58)	$ (61)	$ (45)	$ (92)	$ (145)	$ (256)
Homeowners	(6)	(9)	(6)	2	1	-	-	-	(19)	1
Other personal lines	-	1	-	(1)	(2)	(1)	-	(1)	-	(4)
	(28)	(26)	(41)	(69)	(59)	(62)	(45)	(93)	(164)	(259)
Loss ratio	74.8	72.7	75.6	77.2	79.3	76.4	75.4	75.8	75.1	76.8
Expense ratio	32.2	33.8	34.6	40.6	36.2	40.2	36.9	51.3	35.2	40.9
Combined ratio	107.0	106.5	110.2	117.8	115.5	116.6	112.3	127.1	110.3	117.7
Underlying loss ratio	75.3	73.5	74.3	78.2	80.3	75.3	74.1	76.4	75.4	76.6
Expense ratio, excluding the effect of amortization of purchased intangible assets	30.0	31.8	32.4	38.3	33.1	37.0	33.6	47.8	33.0 (1)	37.6
Underlying combined ratio	105.3	105.3	106.7	116.5	113.4	112.3	107.7	124.2	108.4	114.2
Effect of catastrophe losses on combined ratio	0.8	0.8	2.0	-	0.3	1.9	2.7	0.3	0.9	1.3
Effect of prior year reserve reestimates on combined ratio	(1.3)	(1.3)	(0.7)	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)	(1.1)	(1.1)
Effect of amortization of purchased intangible assets on combined ratio	2.2	2.0	2.2	2.3	3.1	3.2	3.3	3.5	2.2	3.3
Underlying combined ratio	105.3	105.3	106.7	116.5	113.4	112.3	107.7	124.2	108.4	114.2
Effect of catastrophe losses	0.8	0.8	2.0	-	0.3	1.9	2.7	0.3	0.9	1.3
Effect of prior year non-catastrophe reserve reestimates	(1.3)	(1.6)	(0.7)	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)	(1.2)	(1.1)
Effect of amortization of purchased intangible assets	2.2	2.0	2.2	2.3	3.1	3.2	3.3	3.5	2.2	3.3
Combined ratio	107.0	106.5	110.2	117.8	115.5	116.6	112.3	127.1	110.3	117.7
Policies in Force (in thousands)										
Auto	1,415	1,433	1,458	1,470	1,424	1,410	1,399	1,375	1,415	1,424
Homeowners	32	26	20	15	10	6	2	1	32	10
Other personal lines	44	44	44	42	36	33	30	26	44	36
	1,491	1,503	1,522	1,527	1,470	1,449	1,431	1,402	1,491	1,470
New Issued Applications (in thousands)										
Auto	139	145	148	195	168	181	177	221	627	747
Homeowners	7	8	7	6	4	5	1	1	28	11
Other personal lines	7	9	10	12	10	9	10	10	38	39
	153	162	165	213	182	195	188	232	693	797
Average Premium - Gross Written ($)										
Auto	526	513	506	520	500	499	497	504	516	499
Homeowners	821	838	814	849	781	829	822	691	833	811
Renewal Ratio (%) (2)										
Auto	78.8	78.7	80.4	79.9	79.4	78.4	80.1	80.4	79.5	79.5

(1) The expenses related to expansion initiatives contributed approximately 4.0 points in 2015 compared to 5.2 points to the total expense ratio in 2014.
(2) Esurance's homeowner renewal ratio in 2015 was 72.7%. The retention ratios will appear lower due to its underwriting process. Customers can enter into a policy without a physical inspection. During the underwriting review period, a number of polices may be canceled if upon inspection the condition is unsatisfactory. Esurance's homeowner retention ratio was 91.9% on policies that passed the underwriting review period.

23

24 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2015 2015 2015 2015 2014 2014 2014 2014 2015 2014 Net premiums written $ 293 $ 331 $ 338 $ 282 $ 310 $ 343 $ 341 $ 286 $ 1,244 $ 1,280 Net premiums earned Auto $ 162 $ 165 $ 165 $ 165 $ 164 $ 168 $ 162 $ 161 $ 657 $ 655 Homeowners 124 127 126 127 126 123 120 117 504 486 Other personal lines 27 27 27 27 27 27 26 26 108 106 Total 313 319 318 319 317 318 308 304 1,269 1,247 Incurred losses Auto $ 126 $ 135 $ 129 $ 116 $ 126 $ 131 $ 134 $ 114 $ 506 $ 505 Homeowners 61 75 117 74 56 103 118 86 327 363 Other personal lines 27 23 27 23 18 20 21 21 100 80 Total 214 233 273 213 200 254 273 221 933 948 Expenses Auto $ 44 $ 46 $ 50 $ 47 $ 48 $ 50 $ 50 $ 48 $ 187 $ 196 Homeowners 34 36 38 37 38 37 37 35 145 147 Other personal lines 7 8 7 8 9 8 7 8 30 32 Total 85 90 95 92 95 95 94 91 362 375 Underwriting income (loss) Auto $ (8) $ (16) $ (14) $ 2 $ (10) $ (13) $ (22) $ (1) $ (36) $ (46) Homeowners 29 16 (29) 16 32 (17) (35) (4) 32 (24) Other personal lines (7) (4) (7) (4) - (1) (2) (3) (22) (6) Total 14 (4) (50) 14 22 (31) (59) (8) (26) (76) Loss ratio 68.4 73.1 85.8 66.8 63.1 79.8 88.7 72.7 73.5 76.0 Expense ratio 27.1 28.2 29.9 28.8 30.0 29.9 30.5 29.9 28.5 30.1 Combined ratio 95.5 101.3 115.7 95.6 93.1 109.7 119.2 102.6 102.0 106.1 Underlying loss ratio 65.2 62.7 66.6 61.8 62.7 65.8 64.3 61.9 64.1 63.6 Expense ratio, excluding the effect of amortization of purchased intangible assets 27.1 28.2 29.9 28.8 30.0 29.9 30.5 29.9 28.5 30.1 Underlying combined ratio 92.3 90.9 96.5 90.6 92.7 95.6 94.8 91.8 92.6 93.7 Effect of catastrophe losses on combined ratio 4.8 5.3 18.6 6.3 1.9 16.4 23.7 11.2 8.7 13.2 Effect of prior year reserve reestimates on combined ratio (1.9) 5.4 0.9 (2.2) (1.2) (1.9) 1.0 (0.7) 0.6 (0.7) Underlying combined ratio 92.3 90.9 96.5 90.6 92.7 95.6 94.8 91.8 92.6 93.7 Effect of catastrophe losses 4.8 5.3 18.6 6.3 1.9 16.4 23.7 11.2 8.7 13.2 Effect of prior year non-catastrophe reserve reestimates (1.6) 5.1 0.6 (1.3) (1.5) (2.3) 0.7 (0.4) 0.7 (0.8) Combined ratio 95.5 101.3 115.7 95.6 93.1 109.7 119.2 102.6 102.0 106.1 Policies in Force (in thousands) Auto 723 746 767 778 790 792 788 778 723 790 Homeowners 338 347 355 361 365 365 364 359 338 365 Other personal lines 111 114 118 120 122 123 124 124 111 122 1,172 1,207 1,240 1,259 1,277 1,280 1,276 1,261 1,172 1,277 New Issued Applications (in thousands) Auto 16 20 23 23 28 34 40 33 82 135 Homeowners 10 12 14 12 15 18 20 17 48 70 Average Premium - Gross Written ($) Auto 981 963 925 913 901 898 888 893 945 895 Homeowners 1,587 1,583 1,532 1,519 1,482 1,471 1,437 1,440 1,555 1,457 Renewal Ratio (%) Auto 76.1 76.7 78.0 78.5 80.0 79.4 80.3 79.2 77.3 79.7 Homeowners 81.3 82.5 83.2 83.2 84.9 84.8 86.2 86.6 82.5 85.6 THE ALLSTATE CORPORATION ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS ($ in millions) Twelve months endedThree months ended

THE ALLSTATE CORPORATION
AUTO PROFITABILITY MEASURES

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Net premiums written										
Allstate brand	$ 4,576	$ 4,746	$ 4,588	$ 4,535	$ 4,347	$ 4,490	$ 4,375	$ 4,292	$ 18,445	$ 17,504
Esurance brand	368	411	363	434	354	403	338	404	1,576	1,499
Encompass brand	152	169	173	147	160	178	176	151	641	665
	5,096	5,326	5,124	5,116	4,861	5,071	4,889	4,847	20,662	19,668
Net premiums earned										
Allstate brand	$ 4,638	$ 4,597	$ 4,524	$ 4,432	$ 4,376	$ 4,352	$ 4,297	$ 4,209	$ 18,191	$ 17,234
Esurance brand	391	392	397	382	378	370	365	342	1,562	1,455
Encompass brand	162	165	165	165	164	168	162	161	657	655
	5,191	5,154	5,086	4,979	4,918	4,890	4,824	4,712	20,410	19,344
Incurred losses										
Allstate brand	$ 3,495	$ 3,455	$ 3,431	$ 3,175	$ 3,103	$ 2,964	$ 3,011	$ 2,858	$ 13,556	$ 11,936
Esurance brand	294	285	300	297	300	283	275	260	1,176	1,118
Encompass brand	126	135	129	116	126	131	134	114	506	505
	3,915	3,875	3,860	3,588	3,529	3,378	3,420	3,232	15,238	13,559
Expenses										
Allstate brand	$ 1,077	$ 1,086	$ 1,155	$ 1,113	$ 1,140	$ 1,088	$ 1,089	$ 1,075	$ 4,431	$ 4,392
Esurance brand	119	125	132	155	136	148	135	174	531	593
Encompass brand	44	46	50	47	48	50	50	48	187	196
	1,240	1,257	1,337	1,315	1,324	1,286	1,274	1,297	5,149	5,181
Underwriting income (loss)										
Allstate brand	$ 66	$ 56	$ (62)	$ 144	$ 133	$ 300	$ 197	$ 276	$ 204	$ 906
Esurance brand	(22)	(18)	(35)	(70)	(58)	(61)	(45)	(92)	(145)	(256)
Encompass brand	(8)	(16)	(14)	2	(10)	(13)	(22)	(1)	(36)	(46)
	36	22	(111)	76	65	226	130	183	23	604
Loss ratio										
Allstate brand	75.4	75.2	75.9	71.7	70.9	68.1	70.1	67.9	74.5	69.2
Esurance brand	75.2	72.7	75.6	77.7	79.3	76.5	75.3	76.0	75.3	76.8
Encompass brand	77.8	81.8	78.2	70.3	76.8	78.0	82.7	70.8	77.0	77.1
Allstate Protection	75.4	75.2	75.9	72.1	71.8	69.1	70.9	68.6	74.7	70.1
Expense ratio										
Allstate brand	23.2	23.6	25.5	25.1	26.1	25.0	25.3	25.5	24.4	25.5
Esurance brand	30.4	31.9	33.2	40.6	36.0	40.0	37.0	50.9	34.0	40.8
Encompass brand	27.1	27.9	30.3	28.5	29.3	29.7	30.9	29.8	28.5	29.9
Allstate Protection	23.9	24.4	26.3	26.4	26.9	26.3	26.4	27.5	25.2	26.8
Combined ratio										
Allstate brand	98.6	98.8	101.4	96.8	97.0	93.1	95.4	93.4	98.9	94.7
Esurance brand	105.6	104.6	108.8	118.3	115.3	116.5	112.3	126.9	109.3	117.6
Encompass brand	104.9	109.7	108.5	98.8	106.1	107.7	113.6	100.6	105.5	107.0
Allstate Protection	99.3	99.6	102.2	98.5	98.7	95.4	97.3	96.1	99.9	96.9
Effect of catastrophe losses on combined ratio										
Allstate brand	1.1	0.5	3.2	0.3	0.2	1.8	4.1	0.4	1.3	1.6
Esurance brand	0.5	0.5	1.8	-	0.3	1.9	2.7	0.3	0.7	1.3
Encompass brand	0.6	0.6	3.0	-	-	3.0	9.3	0.6	1.1	3.2
Allstate Protection	1.0	0.5	3.1	0.3	0.2	1.9	4.2	0.4	1.2	1.7
Effect of prior year reserve reestimates on combined ratio										
Allstate brand	(0.3)	0.1	0.4	0.8	(1.5)	(1.8)	(0.6)	(0.9)	0.2	(1.2)
Esurance brand	(1.3)	(1.3)	(0.8)	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)	(1.1)	(1.1)
Encompass brand	(0.6)	7.9	(1.2)	(4.8)	(0.6)	0.5	(3.7)	(4.3)	0.3	(2.0)
Allstate Protection	(0.4)	0.3	0.2	0.5	(1.5)	(1.6)	(0.7)	(1.0)	0.1	(1.2)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio										
Allstate brand	(0.2)	(0.1)	-	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)
Esurance brand	-	0.2	-	-	-	-	-	-	-	-
Encompass brand	-	-	-	(0.6)	-	-	(0.6)	-	(0.1)	(0.2)
Allstate Protection	(0.2)	-	(0.1)	-	(0.1)	(0.1)	-	(0.1)	(0.1)	(0.1)
Effect of amortization of purchased intangible assets on combined ratio										
Esurance brand	2.3	2.0	2.3	2.3	3.1	3.2	3.3	3.5	2.2	3.3
Allstate Protection	0.2	0.2	0.1	0.2	0.2	0.3	0.3	0.2	0.2	-

25

26 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, ($ in millions) 2015 2015 2015 2015 2014 2014 2014 2014 2015 2014 Net premiums written Allstate brand $ 1,634 $ 1,879 $ 1,819 $ 1,379 $ 1,598 $ 1,831 $ 1,765 $ 1,342 $ 6,711 $ 6,536 Esurance brand 9 9 7 5 4 3 1 1 30 9 Encompass brand 116 134 136 111 123 137 136 110 497 506 1,759 2,022 1,962 1,495 1,725 1,971 1,902 1,453 7,238 7,051 Net premiums earned Allstate brand $ 1,674 $ 1,663 $ 1,645 $ 1,631 $ 1,625 $ 1,616 $ 1,594 $ 1,580 $ 6,613 $ 6,415 Esurance brand 7 5 4 3 2 1 - - 19 3 Encompass brand 124 127 126 127 126 123 120 117 504 486 1,805 1,795 1,775 1,761 1,753 1,740 1,714 1,697 7,136 6,904 Incurred losses Allstate brand $ 816 $ 820 $ 1,147 $ 894 $ 634 $ 930 $ 1,212 $ 994 $ 3,677 $ 3,770 Esurance brand 4 4 3 1 1 1 - - 12 2 Encompass brand 61 75 117 74 56 103 118 86 327 363 881 899 1,267 969 691 1,034 1,330 1,080 4,016 4,135 Expenses Allstate brand $ 372 $ 385 $ 372 $ 389 $ 399 $ 382 $ 359 $ 385 $ 1,518 $ 1,525 Esurance brand 9 10 7 - - - - - 26 - Encompass brand 34 36 38 37 38 37 37 35 145 147 415 431 417 426 437 419 396 420 1,689 1,672 Underwriting income (loss) Allstate brand $ 486 $ 458 $ 126 $ 348 $ 592 $ 304 $ 23 $ 201 $ 1,418 $ 1,120 Esurance brand (6) (9) (6) 2 1 - - - (19) 1 Encompass brand 29 16 (29) 16 32 (17) (35) (4) 32 (24) 509 465 91 366 625 287 (12) 197 1,431 1,097 Loss ratio Allstate brand 48.8 49.3 69.7 54.8 39.0 57.6 76.1 62.9 55.6 58.7 Esurance brand 57.1 80.0 75.0 33.3 50.0 100.0 - - 63.2 66.7 Encompass brand 49.2 59.1 92.8 58.3 44.4 83.7 98.3 73.5 64.9 74.7 Allstate Protection 48.8 50.1 71.4 55.0 39.4 59.4 77.6 63.6 56.3 59.9 Expense ratio Allstate brand 22.2 23.2 22.6 23.9 24.6 23.6 22.5 24.4 23.0 23.8 Esurance brand 128.6 200.0 175.0 - - - - - 136.8 - Encompass brand 27.4 28.3 30.2 29.1 30.2 30.1 30.9 29.9 28.8 30.2 Allstate Protection 23.0 24.0 23.5 24.2 24.9 24.1 23.1 24.8 23.6 24.2 Combined ratio Allstate brand 71.0 72.5 92.3 78.7 63.6 81.2 98.6 87.3 78.6 82.5 Esurance brand 185.7 280.0 250.0 33.3 50.0 100.0 - - 200.0 66.7 Encompass brand 76.6 87.4 123.0 87.4 74.6 113.8 129.2 103.4 93.7 104.9 Allstate Protection 71.8 74.1 94.9 79.2 64.3 83.5 100.7 88.4 79.9 84.1 Effect of catastrophe losses on combined ratio Allstate brand 15.0 12.4 32.1 13.9 3.8 22.0 38.7 21.3 18.3 21.4 Esurance brand 14.3 20.0 25.0 - - - - - 15.8 - Encompass brand 9.7 11.8 41.3 14.2 4.8 36.6 46.7 25.6 19.3 28.2 Allstate Protection 14.6 12.4 32.7 13.9 3.9 23.0 39.3 21.6 18.4 21.8 Effect of prior year reserve reestimates on combined ratio Allstate brand (0.5) (0.9) - 0.2 (1.1) (0.1) 2.1 0.8 (0.3) 0.4 Esurance brand - - - - - - - - - - Encompass brand (4.9) - 2.3 (1.6) (2.4) (6.5) 6.7 4.3 (1.0) 0.4 Allstate Protection (0.8) (0.8) 0.2 0.1 (1.2) (0.5) 2.4 1.1 (0.4) 0.4 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio Allstate brand (0.5) (0.1) 0.5 (0.1) 0.1 0.7 2.4 0.6 (0.1) 1.0 Esurance brand - - - - - - - - - - Encompass brand (0.8) 1.6 - (1.6) 0.8 0.9 1.7 (0.8) (0.2) 0.7 Allstate Protection (0.5) 0.1 0.4 (0.1) 0.2 0.7 2.4 0.6 - 0.9 THE ALLSTATE CORPORATION HOMEOWNERS PROFITABILITY MEASURES Twelve months endedThree months ended

THE ALLSTATE CORPORATION
OTHER PERSONAL LINES PROFITABILITY MEASURES [(1)]

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Net premiums written										
Allstate brand	$ 376	$ 429	$ 424	$ 357	$ 376	$ 426	$ 416	$ 351	$ 1,586	$ 1,569
Esurance brand	1	3	1	2	1	2	1	1	7	5
Encompass brand	25	28	29	24	27	28	29	25	106	109
	402	460	454	383	404	456	446	377	1,699	1,683
Net premiums earned										
Allstate brand	$ 395	$ 396	$ 395	$ 391	$ 390	$ 389	$ 387	$ 385	$ 1,577	$ 1,551
Esurance brand	2	2	1	2	1	2	1	1	7	5
Encompass brand	27	27	27	27	27	27	26	26	108	106
	424	425	423	420	418	418	414	412	1,692	1,662
Incurred losses										
Allstate brand	$ 216	$ 241	$ 259	$ 244	$ 223	$ 229	$ 226	$ 279	$ 960	$ 957
Esurance brand	1	1	1	1	1	1	1	-	4	3
Encompass brand	27	23	27	23	18	20	21	21	100	80
	244	265	287	268	242	250	248	300	1,064	1,040
Expenses										
Allstate brand	$ 101	$ 109	$ 105	$ 105	$ 118	$ 103	$ 105	$ 108	$ 420	$ 434
Esurance brand	1	-	-	2	2	2	-	2	3	6
Encompass brand	7	8	7	8	9	8	7	8	30	32
	109	117	112	115	129	113	112	118	453	472
Underwriting income (loss)										
Allstate brand	$ 78	$ 46	$ 31	$ 42	$ 49	$ 57	$ 56	$ (2)	$ 197	$ 160
Esurance brand	-	1	-	(1)	(2)	(1)	-	(1)	-	(4)
Encompass brand	(7)	(4)	(7)	(4)	-	(1)	(2)	(3)	(22)	(6)
	71	43	24	37	47	55	54	(6)	175	150
Loss ratio										
Allstate brand	54.7	60.9	65.6	62.4	57.2	58.9	58.4	72.5	60.9	61.7
Esurance brand	50.0	50.0	100.0	50.0	100.0	50.0	100.0	-	57.1	60.0
Encompass brand	100.0	85.2	100.0	85.2	66.7	74.1	80.8	80.8	92.6	75.5
Allstate Protection	57.6	62.4	67.8	63.8	57.9	59.8	59.9	72.8	62.9	62.6
Expense ratio										
Allstate brand	25.6	27.5	26.6	26.9	30.2	26.4	27.1	28.0	26.6	28.0
Esurance brand	50.0	-	-	100.0	200.0	100.0	-	200.0	42.9	120.0
Encompass brand	25.9	29.6	25.9	29.6	33.3	29.6	26.9	30.7	27.8	30.2
Allstate Protection	25.7	27.5	26.5	27.4	30.9	27.0	27.1	28.7	26.8	28.4
Combined ratio										
Allstate brand	80.3	88.4	92.2	89.3	87.4	85.3	85.5	100.5	87.5	89.7
Esurance brand	100.0	50.0	100.0	150.0	300.0	150.0	100.0	200.0	100.0	180.0
Encompass brand	125.9	114.8	125.9	114.8	100.0	103.7	107.7	111.5	120.4	105.7
Allstate Protection	83.3	89.9	94.3	91.2	88.8	86.8	87.0	101.5	89.7	91.0
Effect of catastrophe losses on combined ratio										
Allstate brand	8.4	4.5	11.9	7.4	2.8	4.9	12.4	12.7	8.1	8.2
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	7.4	3.7	7.4	7.4	-	7.4	7.7	11.5	6.5	6.6
Allstate Protection	8.3	4.5	11.6	7.4	2.7	5.0	12.1	12.6	7.9	8.1
Effect of prior year reserve reestimates on combined ratio										
Allstate brand	(0.3)	1.8	1.1	(0.5)	5.1	2.6	(3.4)	3.9	0.5	2.1
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	3.7	14.8	7.4	11.1	-	3.7	3.8	-	9.3	1.9
Allstate Protection	-	2.6	1.4	0.2	4.8	2.6	(2.9)	3.6	1.1	2.0
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio										
Allstate brand	(0.3)	-	-	(0.3)	-	(0.2)	(0.3)	(0.5)	(0.1)	(0.2)
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	-	(3.7)	3.7	-	-	-	-	-	-	-
Allstate Protection	(0.2)	(0.2)	0.3	(0.3)	-	(0.3)	(0.3)	(0.6)	(0.1)	(0.3)

(1) Other personal lines include renter, condominium, landlord and other personal lines products.

27

28 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, ($ in millions) 2015 2015 2015 2015 2014 2014 2014 2014 2015 2014 Net premiums written $ 126 $ 124 $ 138 $ 128 $ 126 $ 122 $ 130 $ 116 $ 516 $ 494 Net premiums earned $ 129 $ 128 $ 128 $ 125 $ 125 $ 120 $ 121 $ 110 $ 510 $ 476 Incurred losses $ 100 $ 97 $ 105 $ 98 $ 88 $ 72 $ 78 $ 81 $ 400 $ 319 Expenses $ 36 $ 36 $ 40 $ 38 $ 41 $ 38 $ 35 $ 34 $ 150 $ 148 Underwriting (loss) income $ (7) $ (5) $ (17) $ (11) $ (4) $ 10 $ 8 $ (5) $ (40) $ 9 Loss ratio 77.5 75.8 82.0 78.4 70.4 60.0 64.5 73.6 78.4 67.0 Expense ratio 27.9 28.1 31.3 30.4 32.8 31.7 28.9 30.9 29.4 31.1 Combined ratio 105.4 103.9 113.3 108.8 103.2 91.7 93.4 104.5 107.8 98.1 Effect of catastrophe losses on combined ratio 4.6 2.3 9.4 4.0 4.8 3.3 8.3 8.2 5.1 6.1 Effect of prior year reserve reestimates on combined ratio - (9.3) 3.1 8.0 (0.8) (14.2) (0.8) (0.9) 0.4 (4.2) Effect of catastrophe losses included in prior year reserve reestimates on combined ratio 0.8 - 2.3 0.8 - 0.7 0.1 1.0 1.0 0.4 (1) Commercial lines all represent Allstate Brand products. THE ALLSTATE CORPORATION COMMERCIAL LINES PROFITABILITY MEASURES (1) Twelve months endedThree months ended

THE ALLSTATE CORPORATION
OTHER BUSINESS LINES PROFITABILITY MEASURES [(1)]

($ in millions)	Three months ended Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Twelve months ended Dec. 31, 2015	Dec. 31, 2014
Net premiums written	$ 168	$ 205	$ 199	$ 184	$ 176	$ 185	$ 180	$ 176	$ 756	$ 717
Net premiums earned	$ 135	$ 148	$ 137	$ 141	$ 140	$ 138	$ 131	$ 133	$ 561	$ 542
Incurred losses	$ 57	$ 71	$ 66	$ 69	$ 65	$ 70	$ 64	$ 63	$ 263	$ 262
Expenses	$ 72	$ 61	$ 63	$ 69	$ 63	$ 63	$ 52	$ 62	$ 265	$ 240
Underwriting income	$ 6	$ 16	$ 8	$ 3	$ 12	$ 5	$ 15	$ 8	$ 33	$ 40
Loss ratio	42.2	48.0	48.2	49.0	46.4	50.7	48.8	47.4	46.9	48.3
Expense ratio	53.4	41.2	46.0	48.9	45.0	45.7	39.7	46.6	47.2	44.3
Combined ratio	95.6	89.2	94.2	97.9	91.4	96.4	88.5	94.0	94.1	92.6
Effect of catastrophe losses on combined ratio	-	-	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio	-	0.7	0.7	-	(0.7)	-	-	-	0.4	(0.2)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	-	-	-	-	-	-	-	-	-	-
Effect of amortization of purchased intangible assets	0.8	0.7	0.8	0.7	0.7	0.7	0.7	0.8	0.7	0.7

(1) Other business lines include Allstate Roadside Services, Allstate Dealer Services and other business lines, which all represent Allstate Brand products.

29

THE ALLSTATE CORPORATION
AUTO, HOMEOWNERS AND OTHER PERSONAL LINES UNDERLYING COMBINED RATIOS

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Auto										
Allstate brand underlying combined ratio	97.6	98.1	97.8	95.6	98.2	92.9	91.8	93.8	97.3	94.2
Effect of catastrophe losses on combined ratio	1.1	0.5	3.2	0.3	0.2	1.8	4.1	0.4	1.3	1.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.1)	0.2	0.4	0.9	(1.4)	(1.6)	(0.5)	(0.8)	0.3	(1.1)
Allstate brand combined ratio	98.6	98.8	101.4	96.8	97.0	93.1	95.4	93.4	98.9	94.7
Esurance brand underlying combined ratio	104.1	103.6	105.5	117.0	113.2	112.2	107.7	124.0	107.5	114.1
Effect of catastrophe losses on combined ratio	0.5	0.5	1.8	-	0.3	1.9	2.7	0.3	0.7	1.3
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.3)	(1.5)	(0.8)	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)	(1.1)	(1.1)
Effect of amortization of purchased intangible assets on combined ratio	2.3	2.0	2.3	2.3	3.1	3.2	3.3	3.5	2.2	3.3
Esurance brand combined ratio	105.6	104.6	108.8	118.3	115.3	116.5	112.3	126.9	109.3	117.6
Encompass brand underlying combined ratio	104.9	101.2	106.7	103.0	106.7	104.2	107.4	104.3	104.0	105.6
Effect of catastrophe losses on combined ratio	0.6	0.6	3.0	-	-	3.0	9.3	0.6	1.1	3.2
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.6)	7.9	(1.2)	(4.2)	(0.6)	0.5	(3.1)	(4.3)	0.4	(1.8)
Encompass brand combined ratio	104.9	109.7	108.5	98.8	106.1	107.7	113.6	100.6	105.5	107.0
Homeowners										
Allstate brand underlying combined ratio	56.0	60.9	60.7	64.5	61.0	60.0	60.2	65.8	60.5	61.7
Effect of catastrophe losses on combined ratio	15.0	12.4	32.1	13.9	3.8	22.0	38.7	21.3	18.3	21.4
Effect of prior year non-catastrophe reserve reestimates on combined ratio	-	(0.8)	(0.5)	0.3	(1.2)	(0.8)	(0.3)	0.2	(0.2)	(0.6)
Allstate brand combined ratio	71.0	72.5	92.3	78.7	63.6	81.2	98.6	87.3	78.6	82.5
Encompass brand underlying combined ratio	71.0	77.2	79.4	73.2	73.0	84.6	77.5	72.7	75.2	77.0
Effect of catastrophe losses on combined ratio	9.7	11.8	41.3	14.2	4.8	36.6	46.7	25.6	19.3	28.2
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(4.1)	(1.6)	2.3	-	(3.2)	(7.4)	5.0	5.1	(0.8)	(0.3)
Encompass brand combined ratio	76.6	87.4	123.0	87.4	74.6	113.8	129.2	103.4	93.7	104.9
Other Personal Lines										
Allstate brand underlying combined ratio	71.9	82.1	79.2	82.1	79.5	77.6	76.2	83.4	78.8	79.2
Effect of catastrophe losses on combined ratio	8.4	4.5	11.9	7.4	2.8	4.9	12.4	12.7	8.1	8.2
Effect of prior year non-catastrophe reserve reestimates on combined ratio	-	1.8	1.1	(0.2)	5.1	2.8	(3.1)	4.4	0.6	2.3
Allstate brand combined ratio	80.3	88.4	92.2	89.3	87.4	85.3	85.5	100.5	87.5	89.7
Encompass brand underlying combined ratio	114.8	92.6	114.8	96.3	100.0	92.6	96.2	100.0	104.6	97.2
Effect of catastrophe losses on combined ratio	7.4	3.7	7.4	7.4	-	7.4	7.7	11.5	6.5	6.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	3.7	18.5	3.7	11.1	-	3.7	3.8	-	9.3	1.9
Encompass brand combined ratio	125.9	114.8	125.9	114.8	100.0	103.7	107.7	111.5	120.4	105.7

30

31 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2015 2015 2015 2014 2014 2014 2014 Auto Annualized average premium (1) $ 913 $ 903 $ 893 $ 885 $ 879 $ 881 $ 877 $ 867 Underlying combined ratios 97.6 98.1 97.8 95.6 98.2 92.9 91.8 93.8 Average underlying loss (incurred pure premium) and expense * $ 891 $ 886 $ 874 $ 846 $ 863 $ 818 $ 805 $ 813 Homeowners Annualized average premium (1) $ 1,085 $ 1,079 $ 1,071 $ 1,067 $ 1,065 $ 1,063 $ 1,051 $ 1,042 Underlying combined ratios 56.0 60.9 60.7 64.5 61.0 60.0 60.2 65.8 Average underlying loss (incurred pure premium) and expense $ 607 $ 657 $ 650 $ 688 $ 650 $ 638 $ 633 $ 686 (1) THE ALLSTATE CORPORATION Calculated by annualizing net earned premium reported in the quarter divided by policies in force at quarter end. ALLSTATE BRAND AUTO AND HOMEOWNERS UNDERLYING LOSS AND EXPENSE Three months ended

THE ALLSTATE CORPORATION
HOMEOWNERS SUPPLEMENTAL INFORMATION
($ in millions)

	Twelve months ended December 31, 2015							
							Premium rate changes [3]	
Primary Exposure Groupings [1]	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of locations	Annual impact of rate changes on state specific premiums written
Florida	$ 110	$ 69	62.7%	$ -	0.0%			
Other hurricane exposure states	3,792	2,160	57.0%	812	21.4%			
Total hurricane exposure states [2]	3,902	2,229	57.1%	812	20.8%		17	4.6%
Other catastrophe exposure states [4]	3,234	1,787	55.3%	501	15.5%		26	7.1%
Total	$ 7,136	$ 4,016	56.3%	$ 1,313	18.4%	85	43	5.4%

(1) **Basis of Presentation**
This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines). Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other). Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes. A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million and involves multiple first party policyholders, or a winter weather event that produces a number of claims in excess of a preset, per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane exposure states include the following coastal locations: Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Represents the impact in the locations where rate changes were approved during the year as a percentage of total prior year-end premiums written in those locations.

(4) Includes Canada.

32

33 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2015 2015 2015 2015 2014 2014 2014 2014 2015 2014 Allstate brand Auto $ 50 $ 22 $ 143 $ 13 $ 9 $ 80 $ 178 $ 16 $ 228 $ 283 Homeowners 251 207 528 227 62 355 617 336 1,213 1,370 Other personal lines 33 18 47 29 11 19 48 49 127 127 Commercial lines 6 3 12 5 6 4 10 9 26 29 Other business lines - - - - - - - - - - Total 340 250 730 274 88 458 853 410 1,594 1,809 Esurance brand Auto 2 2 7 - 1 7 10 1 11 19 Homeowners 1 1 1 - - - - - 3 - Other personal lines - - - - - - - - - - Total 3 3 8 - 1 7 10 1 14 19 Encompass brand Auto 1 1 5 - - 5 15 1 7 21 Homeowners 12 15 52 18 6 45 56 30 97 137 Other personal lines 2 1 2 2 - 2 2 3 7 7 Total 15 17 59 20 6 52 73 34 111 165 Allstate Protection $ 358 $ 270 $ 797 $ 294 $ 95 $ 517 $ 936 $ 445 $ 1,719 $ 1,993 Allstate Protection Auto $ 53 $ 25 $ 155 $ 13 $ 10 $ 92 $ 203 $ 18 $ 246 $ 323 Homeowners 264 223 581 245 68 400 673 366 1,313 1,507 Other personal lines 35 19 49 31 11 21 50 52 134 134 Commercial lines 6 3 12 5 6 4 10 9 26 29 Other business lines - - - - - - - - - - $ 358 $ 270 $ 797 $ 294 $ 95 $ 517 $ 936 $ 445 $ 1,719 $ 1,993 THE ALLSTATE CORPORATION CATASTROPHE LOSSES BY BRAND ($ in millions) Twelve months endedThree months ended

34 Premiums Total Total Effect on the earned catastrophe catastrophe Property-Liability Quarter 1 Quarter 2 Quarter 3 Quarter 4 Year year-to-date losses by year losses by year combined ratio 2006 1.6 3.7 2.5 4.1 3.0 $ 27,369 $ 810 $ 1,044 3.8 2007 2.4 6.3 5.0 7.0 5.2 27,233 1,409 1,336 4.9 2008 8.4 10.3 26.8 3.9 12.4 26,967 3,342 1,876 7.0 2009 7.8 12.5 6.2 5.0 7.9 26,194 2,069 2,159 8.2 2010 10.0 9.8 5.9 8.3 8.5 25,957 2,207 2,272 8.8 2011 5.2 36.2 16.7 1.0 14.7 25,942 3,815 3,298 12.7 2012 3.9 12.3 3.1 15.7 8.8 26,737 2,345 1,324 5.0 2013 5.3 9.4 1.8 1.7 4.5 27,618 1,251 1,352 4.9 2014 6.3 13.0 7.1 1.3 6.9 28,929 1,993 2,000 6.9 2015 4.0 10.6 3.5 4.7 5.7 30,309 1,719 1,749 5.8 Average 5.4 12.3 7.8 5.2 7.7 6.7 Effect of all catastrophe losses on the Property-Liability combined ratio catastrophe losses relating to Excludes the effect of THE ALLSTATE CORPORATION PROPERTY-LIABILITY EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO ($ in millions) earthquakes and hurricanes

THE ALLSTATE CORPORATION
CATASTROPHE BY SIZE OF EVENT
($ in millions)

Three months ended December 31, 2015

Size of catastrophe	Number of events			Claims and claims expense		Combined ratio impact	Average catastrophe loss per event
Greater than $250 million	-	- %	$	-	- %	- %	-
$101 million to $250 million	1	5.3		120	33.6	1.6	120
$50 million to $100 million	-	-		-	-	-	-
Less than $50 million	18	94.7		216	60.3	2.8	12
Total	19	100.0 %		336	93.9	4.4	18
Prior year reserve reestimates				(16)	(4.5)	(0.2)	
Prior quarter reserve reestimates				38	10.6	0.5	
Total catastrophe losses			$	358	100.0 %	4.7 %	

Twelve months ended December 31, 2015

Size of catastrophe	Number of events			Claims and claims expense		Combined ratio impact	Average catastrophe loss per event
Greater than $250 million	-	- %	$	-	- %	- %	-
$101 million to $250 million	3	3.5		376	21.9	1.2	125
$50 million to $100 million	8	9.4		488	28.4	1.6	61
Less than $50 million	74	87.1		870	50.6	2.9	12
Total	85	100.0 %		1,734	100.9	5.7	20
Prior year reserve reestimates				(15)	(0.9)	-	
Total catastrophe losses			$	1,719	100.0 %	5.7 %	

2006 through December 2015

Size of Catastrophe	Principle State with Loss	Number of Events			Claim and Claim Expense		Combined ratio impact	Average catastrophe loss per event
Greater than $250 million								
Hurricane Sandy - 2012	NY, NJ			$	1,050	5.0 %	0.4 %	
Hurricane Ike - 2008	TX				837	4.0	0.3	
May 2011 Tornados	TX, OH, MO				459	2.2	0.2	
Hurricane Irene - 2011	NY, NJ, MD				399	1.9	0.2	
April 27, 2011 Tornados	AL				299	1.4	0.1	
May 20, 2014 Hail	PA, IL, CO				294	1.4	0.1	
Arizona Hail - 2010	AZ				283	1.4	0.1	
Hurricane Gustav - 2008	LA				268	1.3	0.1	
Jan 2, 2014 Freeze	GA, NY, PA				252	1.2	0.1	
Greater than $250 million		9	1.0 %		4,141	19.8	1.6	460
$101 million to $250 million		27	3.1		3,911	18.6	1.4	145
$50 million to $100 million		71	8.1		4,960	23.7	1.8	70
Less than $50 million		774	87.8		7,948	37.9	2.9	10
Total		881	100.0 %	$	20,960	100.0 %	7.7 %	24

35

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
PRIOR YEAR RESERVE REESTIMATES
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Prior Year Reserve Reestimates [1]										
Auto	$ (19)	$ 14	$ 11	$ 24	$ (75)	$ (79)	$ (36)	$ (48)	$ 30	$ (238)
Homeowners	(14)	(15)	4	1	(21)	(9)	41	18	(24)	29
Other personal lines	-	11	6	1	20	11	(12)	15	18	34
Commercial lines	-	(12)	4	10	(1)	(17)	(1)	(1)	2	(20)
Other business lines	-	1	1	-	(1)	-	-	-	2	(1)
Allstate Protection	(33)	(1)	26	36	(78)	(94)	(8)	(16)	28	(196)
Discontinued Lines and Coverages	2	48	2	1	2	105	2	3	53	112
Property-Liability	$ (31)	$ 47	$ 28	$ 37	$ (76)	$ 11	$ (6)	$ (13)	$ 81	$ (84)
Allstate brand [2]	$ (22)	$ (13)	$ 26	$ 47	$ (69)	$ (85)	$ (6)	$ (11)	$ 38	$ (171)
Esurance brand	(5)	(5)	(3)	(4)	(5)	(3)	(5)	(3)	(17)	(16)
Encompass brand [2]	(6)	17	3	(7)	(4)	(6)	3	(2)	7	(9)
Allstate Protection [2]	$ (33)	$ (1)	$ 26	$ 36	$ (78)	$ (94)	$ (8)	$ (16)	$ 28	$ (196)
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][3]										
Auto	(0.2)	0.2	0.2	0.3	(1.0)	(1.1)	(0.5)	(0.7)	0.1	(0.8)
Homeowners	(0.2)	(0.2)	-	-	(0.3)	(0.1)	0.6	0.3	(0.1)	0.1
Other personal lines	-	0.1	0.1	-	0.3	0.2	(0.2)	0.2	0.1	0.1
Commercial lines	-	(0.1)	-	0.2	-	(0.3)	-	-	-	(0.1)
Other business lines	-	-	-	-	-	-	-	-	-	-
Allstate Protection	(0.4)	-	0.3	0.5	(1.0)	(1.3)	(0.1)	(0.2)	0.1	(0.7)
Discontinued Lines and Coverages	-	0.6	-	-	-	1.4	-	-	0.2	0.4
Property-Liability	(0.4)	0.6	0.3	0.5	(1.0)	0.1	(0.1)	(0.2)	0.3	(0.3)
Allstate brand [2]	(0.3)	(0.2)	0.3	0.6	(0.9)	(1.2)	(0.1)	(0.2)	0.1	(0.6)
Esurance brand	-	-	-	-	(0.1)	-	(0.1)	-	-	(0.1)
Encompass brand [2]	(0.1)	0.2	-	(0.1)	-	(0.1)	0.1	-	-	-
Allstate Protection [2]	(0.4)	-	0.3	0.5	(1.0)	(1.3)	(0.1)	(0.2)	0.1	(0.7)

(1) Favorable reserve reestimates are shown in parentheses.

(2) (Favorable) unfavorable reserve reestimates included in catastrophe losses for Allstate brand, Esurance brand, Encompass brand and Allstate Protection totaled $(15) million, $0 million, $(1) million, $(16) million and $(2) million, $0 million, $1 million and $(1) million, respectively, in the three months ended December 31, 2015 and 2014, respectively. (Favorable) unfavorable reserve reestimates included in catastrophe losses for Allstate brand, Esurance brand, Encompass brand and Allstate Protection totaled $(14) million, $1 million, $(2) million, $(15) million and $41 million, $0 million, $2 million and $43 million, respectively, in the twelve months ended December 31, 2015 and 2014, respectively.

(3) Calculated using Property-Liability premiums earned for the respective period.

36

37 2015 2014 2013 2012 2011 Allstate brand $ 38 $ (171) $ (220) $ (671) $ (371) Esurance brand (17) (16) - - - Encompass brand 7 (9) (43) (45) 15 Allstate Protection 28 (196) (263) (716) (356) Discontinued Lines and Coverages 53 112 142 51 21 Property-Liability $ 81 $ (84) $ (121) $ (665) $ (335) Effect of Property-Liability prior year reserve reestimates on the combined ratio 0.3 (0.3) (0.4) (2.5) (1.3) (1) Favorable reserve reestimates are shown in parentheses. Twelve months ended December 31, THE ALLSTATE CORPORATION PROPERTY-LIABILITY HISTORICAL PRIOR YEAR RESERVE REESTIMATES (1) ($ in millions)

THE ALLSTATE CORPORATION
HISTORICAL PROPERTY-LIABILITY LOSS RESERVES
($ in millions)

	Twelve months ended December 31,				
(net of reinsurance)	2015	2014	2013	2012	2011
Net reserve for claims and claims expense, beginning of year	$ 17,229	$ 17,193	$ 17,278	$ 17,787	$ 17,396
Acquisitions	-	-	-	(13)	425
Claims and claims expense					
Provision attributable to the current year	20,953	19,512	18,032	19,149	20,496
Change in provision attributable to prior years [(1)]	81	(84)	(121)	(665)	(335)
Total claims and claims expense	21,034	19,428	17,911	18,484	20,161
Payments					
Claims and claims expense attributable to current year	(13,660)	(12,924)	(11,658)	(12,545)	(13,893)
Claims and claims expense attributable to prior years	(6,626)	(6,468)	(6,338)	(6,435)	(6,302)
Total payments	(20,286)	(19,392)	(17,996)	(18,980)	(20,195)
Net reserve for claims and claims expense, end of year [(2)]	$ 17,977	$ 17,229	$ 17,193	$ 17,278	$ 17,787
Percent change in loss reserves	4.3 %	0.2 %	(0.5) %	(2.9) %	2.2 %

(1) Reserve reestimates due to:

	2015	2014	2013	2012	2011
Asbestos and environmental claims	$ 40	$ 102	$ 104	$ 48	$ 26
All other property-liability claims	41	(186)	(225)	(713)	(361)
Change in pre-tax reserve	$ 81	$ (84)	$ (121)	$ (665)	$ (335)

(2) Net reserves for claims and claims expense are net of expected reinsurance recoveries of $5.89 billion, $5.69 billion, $4.66 billion, $4.01 billion and $2.59 billion at December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

38

39 Dec. 31, Sept. 30, June 30, March 31, 2015 2015 2015 2015 2015 2014 2013 2012 2011 (net of reinsurance) Asbestos claims Beginning reserves $ 995 $ 977 $ 993 $ 1,014 $ 1,014 $ 1,017 $ 1,026 $ 1,078 $ 1,100 Incurred claims and claims expense - 39 - - 39 87 74 26 26 Claims and claims expense paid (35) (21) (16) (21) (93) (90) (83) (78) (48) Ending reserves $ 960 $ 995 $ 977 $ 993 $ 960 $ 1,014 $ 1,017 $ 1,026 $ 1,078 Claims and claims expense paid as a percent of ending reserves 3.6% 2.1% 1.6% 2.1% 9.7% 8.9% 8.2% 7.6% 4.5% Environmental claims Beginning reserves $ 188 $ 190 $ 199 $ 203 $ 203 $ 208 $ 193 $ 185 $ 201 Incurred claims and claims expense - 1 - - 1 15 30 22 - Claims and claims expense paid (9) (3) (9) (4) (25) (20) (15) (14) (16) Ending reserves $ 179 $ 188 $ 190 $ 199 $ 179 $ 203 $ 208 $ 193 $ 185 Claims and claims expense paid as a percent of ending reserves 5.0% 1.6% 4.7% 2.0% 14.0% 9.9% 7.2% 7.3% 8.6% THE ALLSTATE CORPORATION ASBESTOS AND ENVIRONMENTAL RESERVES ($ in millions) Three months ended Twelve months ended December 31,

THE ALLSTATE CORPORATION

ALLSTATE PERSONAL LINES - AUTO, HOMEOWNERS, OTHER PERSONAL LINES AND COMMERCIAL LINES PROFITABILITY MEASURES [1]

($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Net premiums written										
Auto	$ 4,576	$ 4,746	$ 4,588	$ 4,535	$ 4,347	$ 4,490	$ 4,375	$ 4,292	$ 18,445	$ 17,504
Homeowners	1,634	1,879	1,819	1,379	1,598	1,831	1,765	1,342	6,711	6,536
Landlord	137	143	138	128	140	147	137	126	546	550
Renter	65	84	73	67	64	79	72	59	289	274
Condominium	58	64	63	51	57	62	61	48	236	228
Other	116	138	150	111	115	138	146	118	515	517
Other personal lines	376	429	424	357	376	426	416	351	1,586	1,569
Commercial lines	126	124	138	128	126	122	130	116	516	494
Total	6,712	7,178	6,969	6,399	6,447	6,869	6,686	6,101	27,258	26,103
Net premiums earned										
Auto	$ 4,638	$ 4,597	$ 4,524	$ 4,432	$ 4,376	$ 4,352	$ 4,297	$ 4,209	$ 18,191	$ 17,234
Homeowners	1,674	1,663	1,645	1,631	1,625	1,616	1,594	1,580	6,613	6,415
Other personal lines	395	396	395	391	390	389	387	385	1,577	1,551
Commercial lines	129	128	128	125	125	120	121	110	510	476
Total	6,836	6,784	6,692	6,579	6,516	6,477	6,399	6,284	26,891	25,676
Incurred losses										
Auto	$ 3,495	$ 3,455	$ 3,431	$ 3,175	$ 3,103	$ 2,964	$ 3,011	$ 2,858	$ 13,556	$ 11,936
Homeowners	816	820	1,147	894	634	930	1,212	994	3,677	3,770
Other personal lines	216	241	259	244	223	229	226	279	960	957
Commercial lines	100	97	105	98	88	72	78	81	400	319
Total	4,627	4,613	4,942	4,411	4,048	4,195	4,527	4,212	18,593	16,982
Expenses										
Auto	$ 1,077	$ 1,086	$ 1,155	$ 1,113	$ 1,140	$ 1,088	$ 1,089	$ 1,075	$ 4,431	$ 4,392
Homeowners	372	385	372	389	399	382	359	385	1,518	1,525
Other personal lines	101	109	105	105	118	103	105	108	420	434
Commercial lines	36	36	40	38	41	38	35	34	150	148
Total	1,586	1,616	1,672	1,645	1,698	1,611	1,588	1,602	6,519	6,499
Underwriting income (loss)										
Auto	$ 66	$ 56	$ (62)	$ 144	$ 133	$ 300	$ 197	$ 276	$ 204	$ 906
Homeowners	486	458	126	348	592	304	23	201	1,418	1,120
Other personal lines	78	46	31	42	49	57	56	(2)	197	160
Commercial lines	(7)	(5)	(17)	(11)	(4)	10	8	(5)	(40)	9
Total	623	555	78	523	770	671	284	470	1,779	2,195
Loss ratio	67.7	68.0	73.8	67.1	62.1	64.7	70.8	67.0	69.2	66.2
Expense ratio	23.2	23.8	25.0	25.0	26.1	24.9	24.8	25.5	24.2	25.3
Combined ratio	90.9	91.8	98.8	92.1	88.2	89.6	95.6	92.5	93.4	91.5
Effect of catastrophe losses on combined ratio	5.0	3.7	10.9	4.2	1.4	7.0	13.3	6.5	5.9	7.1
Effect of prior year reserve reestimates on combined ratio	(0.3)	(0.2)	0.3	0.7	(1.0)	(1.3)	(0.1)	(0.2)	0.1	(0.7)
Underlying combined ratio	86.0	88.3	87.7	87.1	87.8	84.0	82.9	86.2	87.3	85.2
Effect of catastrophe losses	5.0	3.7	10.9	4.2	1.4	7.0	13.3	6.5	5.9	7.1
Effect of prior year non-catastrophe reserve reestimates	(0.1)	(0.2)	0.2	0.8	(1.0)	(1.4)	(0.6)	(0.2)	0.2	(0.8)
Combined ratio	90.9	91.8	98.8	92.1	88.2	89.6	95.6	92.5	93.4	91.5
Policies in Force (in thousands)										
Auto	20,326	20,367	20,258	20,036	19,916	19,751	19,605	19,413	20,326	19,916
Homeowners	6,174	6,163	6,141	6,114	6,106	6,082	6,069	6,063	6,174	6,106
Other personal lines	4,219	4,208	4,170	4,135	4,107	4,084	4,052	4,032	4,219	4,107
Commercial lines	324	328	330	326	325	320	313	305	324	325
Excess and surplus	25	26	26	27	27	26	25	23	25	27
Total	31,068	31,092	30,925	30,638	30,481	30,263	30,064	29,836	31,068	30,481

[1] Allstate Personal Lines comprise Allstate brand auto, homeowners, other personal lines and commercial lines. Allstate Protection segment comprises Allstate Personal Lines and Emerging Businesses.

40

THE ALLSTATE CORPORATION
EMERGING BUSINESSES - ESURANCE, ENCOMPASS, OTHER BUSINESS LINES AND ANSWER FINANCIAL PROFITABILITY MEASURES [1]
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Net premiums written										
Esurance	$ 378	$ 423	$ 371	$ 441	$ 359	$ 408	$ 340	$ 406	$ 1,613	$ 1,513
Encompass	293	331	338	282	310	343	341	286	1,244	1,280
Allstate Roadside Services	70	87	88	91	86	96	94	97	336	373
Allstate Dealer Services	98	118	111	93	90	89	86	79	420	344
Other business lines	168	205	199	184	176	185	180	176	756	717
Total	839	959	908	907	845	936	861	868	3,613	3,510
Net premiums earned										
Esurance	$ 400	$ 399	$ 402	$ 387	$ 381	$ 373	$ 366	$ 343	$ 1,588	$ 1,463
Encompass	313	319	318	319	317	318	308	304	1,269	1,247
Other business lines	135	148	137	141	140	138	131	133	561	542
Total	848	866	857	847	838	829	805	780	3,418	3,252
Incurred losses										
Esurance	$ 299	$ 290	$ 304	$ 299	$ 302	$ 285	$ 276	$ 260	$ 1,192	$ 1,123
Encompass	214	233	273	213	200	254	273	221	933	948
Other business lines	57	71	66	69	65	70	64	63	263	262
Total	570	594	643	581	567	609	613	544	2,388	2,333
Expenses										
Esurance	$ 129	$ 135	$ 139	$ 157	$ 138	$ 150	$ 135	$ 176	$ 560	$ 599
Encompass	85	90	95	92	95	95	94	91	362	375
Other business lines	72	61	63	69	63	63	52	62	265	240
Answer Financial	2	1	3	2	4	4	3	2	8	13
Total	288	287	300	320	300	312	284	331	1,195	1,227
Underwriting income (loss)										
Esurance	$ (28)	$ (26)	$ (41)	$ (69)	$ (59)	$ (62)	$ (45)	$ (93)	$ (164)	$ (259)
Encompass	14	(4)	(50)	14	22	(31)	(59)	(8)	(26)	(76)
Other business lines	6	16	8	3	12	5	15	8	33	40
Answer Financial	(2)	(1)	(3)	(2)	(4)	(4)	(3)	(2)	(8)	(13)
Total	(10)	(15)	(86)	(54)	(29)	(92)	(92)	(95)	(165)	(308)
Loss ratio	67.2	68.6	75.0	68.6	67.7	73.5	76.1	69.8	69.9	71.8
Expense ratio	34.0	33.1	35.0	37.8	35.8	37.6	35.3	42.4	34.9	37.7
Combined ratio	101.2	101.7	110.0	106.4	103.5	111.1	111.4	112.2	104.8	109.5
Effect of catastrophe losses on combined ratio	2.1	2.3	7.8	2.4	0.8	7.1	10.3	4.5	3.7	5.7
Effect of prior year reserve reestimates on combined ratio	(1.3)	1.5	0.1	(1.3)	(1.2)	(1.1)	(0.2)	(0.6)	(0.2)	(0.8)
Effect of amortization of purchased intangible assets	1.6	1.4	1.5	1.4	2.1	2.1	2.1	2.2	1.4	2.1
Underlying combined ratio	98.7	96.8	100.7	103.5	101.9	103.1	99.4	106.0	99.9	102.6
Effect of catastrophe losses	2.1	2.3	7.8	2.4	0.8	7.1	10.3	4.5	3.7	5.7
Effect of prior year non-catastrophe reserve reestimates	(1.2)	1.2	-	(0.9)	(1.3)	(1.2)	(0.4)	(0.5)	(0.2)	(0.9)
Effect of amortization of purchased intangible assets	1.6	1.4	1.5	1.4	2.1	2.1	2.1	2.2	1.4	2.1
Combined ratio	101.2	101.7	110.0	106.4	103.5	111.1	111.4	112.2	104.8	109.5
Policies in Force (in thousands)										
Esurance	1,491	1,503	1,522	1,527	1,470	1,449	1,431	1,402	1,491	1,470
Encompass	1,172	1,207	1,240	1,259	1,277	1,280	1,276	1,261	1,172	1,277
Other business lines	894	920	937	941	948	958	972	991	894	948
Total	3,557	3,630	3,699	3,727	3,695	3,687	3,679	3,654	3,557	3,695

(1) Emerging businesses include Esurance, Encompass, Allstate Roadside Services, Allstate Dealer Services, Ivantage and Answer Financial.

41

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL RESULTS [1]
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Premiums	$ 339	$ 329	$ 326	$ 328	$ 312	$ 308	$ 312	$ 327	$ 1,322	$ 1,259
Contract charges	208	209	210	209	208	204	206	280	836	898
Net investment income	420	491	489	484	480	473	538	640	1,884	2,131
Periodic settlements and accruals on non-hedge derivative instruments	-	-	-	-	-	-	(1)	-	-	(1)
Contract benefits	(456)	(460)	(446)	(441)	(431)	(433)	(413)	(488)	(1,803)	(1,765)
Interest credited to contractholder funds	(186)	(191)	(191)	(192)	(199)	(200)	(208)	(291)	(760)	(898)
Amortization of deferred policy acquisition costs	(65)	(61)	(62)	(69)	(60)	(56)	(65)	(74)	(257)	(255)
Operating costs and expenses	(119)	(112)	(118)	(123)	(121)	(115)	(112)	(118)	(472)	(466)
Restructuring and related charges	3	(1)	(2)	-	-	1	(1)	(2)	-	(2)
Income tax expense on operations	(46)	(66)	(67)	(62)	(61)	(57)	(91)	(85)	(241)	(294)
Operating income	98	138	139	134	128	125	165	189	509	607
Realized capital gains and losses, after-tax	(62)	125	38	72	81	19	(6)	-	173	94
Valuation changes on embedded derivatives that are not hedged, after-tax	2	(2)	4	(5)	(3)	2	(3)	(11)	(1)	(15)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(1)	(2)	-	-	(3)	-	-	(3)	(3)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	1	-	-	1
Gain (loss) on disposition of operations, after-tax	1	2	-	(1)	2	(27)	(12)	(16)	2	(53)
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	(17)	-	-	-	-	(17)	-
Net income applicable to common shareholders	$ 39	$ 262	$ 179	$ 183	$ 208	$ 116	$ 145	$ 162	$ 663	$ 631

(1) Refer to page 44 for further details related to the impact of LBL on comparison of Allstate Financial results.

42

THE ALLSTATE CORPORATION
HISTORICAL ALLSTATE FINANCIAL RESULTS
($ in millions)

	As of or for the Year Ended December 31,				
	2015	2014	2013	2012	2011
Premiums	$ 1,322	$ 1,259	$ 1,248	$ 1,168	$ 1,190
Contract charges	836	898	1,104	1,073	1,048
Net investment income	1,884	2,131	2,538	2,647	2,716
Periodic settlements and accruals on non-hedge derivative instruments	-	(1)	17	55	70
Contract benefits	(1,803)	(1,765)	(1,917)	(1,818)	(1,761)
Interest credited to contractholder funds	(760)	(898)	(1,254)	(1,434)	(1,617)
Amortization of deferred policy acquisition costs	(257)	(255)	(330)	(350)	(343)
Operating costs and expenses	(472)	(466)	(565)	(576)	(555)
Restructuring and related charges	-	(2)	(7)	-	(1)
Income tax expense on operations	(241)	(294)	(246)	(236)	(240)
Operating income	509	607	588	529	507
Realized capital gains and losses, after-tax	173	94	46	(8)	250
Valuation changes on embedded derivatives that are not hedged, after-tax	(1)	(15)	(16)	82	(12)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(3)	(5)	(42)	(108)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	7	4	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	1	(11)	(36)	(45)
Gain (loss) on disposition of operations, after-tax	2	(53)	(514)	12	(5)
Change in accounting for investments in qualified affordable housing projects, after-tax	(17)	-	-	-	-
Net income	$ 663	$ 631	$ 95	$ 541	$ 590
Life insurance in force, net of reinsurance	$ 349,697 [1]	$ 328,027 [2]	$ 346,202	$ 326,169	$ 306,397

(1) Estimated using the most available information.

(2) The decline in 2014 is related to the sale of LBL.

43

THE ALLSTATE CORPORATION
IMPACT OF LBL ON COMPARISON OF ALLSTATE FINANCIAL RESULTS [(1)]
($ in millions)

	Twelve months ended				
	Dec. 31, 2015	Dec. 31, 2014	Change	Q1 2014 LBL results	Change excl.LBL
Premiums and contract charges	$ 2,158	$ 2,157	$ 1	$ 85	$ 86
Net investment income	1,884	2,131	(247)	126	(121)
Periodic settlements and accruals on non-hedge derivative instruments	-	(1)	1	-	1
Contract benefits	(1,803)	(1,765)	(38)	(65)	(103)
Interest credited to contractholder funds	(760)	(898)	138	(80)	58
Amortization of deferred policy acquisition costs	(257)	(255)	(2)	(6)	(8)
Operating costs and expenses	(472)	(466)	(6)	(8)	(14)
Restructuring and related charges	-	(2)	2	-	2
Income tax expense on operations	(241)	(294)	53	(18)	35
Operating income	509	607	(98)	34	(64)
Realized capital gains and losses, after-tax	173	94	79	-	79
Valuation changes on embedded derivatives that are not hedged, after-tax	(1)	(15)	14	(6)	8
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(3)	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	1	(1)	-	(1)
Gain (loss) on disposition of operations, after-tax	2	(53)	55	-	55
Change in accounting for investments in qualified affordable housing projects, after-tax	(17)	-	(17)	-	(17)
Net income applicable to common shareholders	$ 663	$ 631	$ 32	$ 28	$ 60

(1) As a result of our LBL disposition on April 1, 2014, Allstate Financial results no longer include LBL beginning in the second quarter of 2014. To assist with comparison of Allstate Financial results between periods, results of LBL's business for the first quarter of 2014 were excluded in this presentation.

44

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
RETURN ON ATTRIBUTED EQUITY
($ in millions)

	Twelve months ended							
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Return on Attributed Equity								
Numerator:								
Net income applicable to common shareholders [(1)]	$ 663	$ 832	$ 686	$ 652	$ 631	$ 542	$ 66	$ 111
Denominator:								
Beginning attributed equity [(2)]	$ 7,672	$ 7,356	$ 7,262	$ 7,812	$ 7,273	$ 7,819	$ 8,224	$ 8,617
Ending attributed equity	7,350	7,475	7,621	7,920	7,672	7,356	7,262	7,812
Average attributed equity [(3)]	$ 7,511	$ 7,416	$ 7,442	$ 7,866	$ 7,473	$ 7,588	$ 7,743	$ 8,215
Return on attributed equity	8.8 %	11.2 %	9.2 %	8.3 %	8.4 %	7.1 %	0.9 %	1.4 %
Operating Income Return on Attributed Equity								
Numerator:								
Operating income [(1)]	$ 509	$ 539	$ 526	$ 552	$ 607	$ 639	$ 641	$ 633
Denominator:								
Beginning attributed equity [(2)]	$ 7,672	$ 7,356	$ 7,262	$ 7,812	$ 7,273	$ 7,819	$ 8,224	$ 8,617
Unrealized net capital gains and losses	1,420	1,305	1,285	1,280	946	1,076	1,120	1,702
Adjusted beginning attributed equity	6,252	6,051	5,977	6,532	6,327	6,743	7,104	6,915
Ending attributed equity	7,350	7,475	7,621	7,920	7,672	7,356	7,262	7,812
Unrealized net capital gains and losses	556	722	1,030	1,499	1,420	1,305	1,285	1,280
Adjusted ending attributed equity	6,794	6,753	6,591	6,421	6,252	6,051	5,977	6,532
Average adjusted attributed equity [(3)]	$ 6,523	$ 6,402	$ 6,284	$ 6,477	$ 6,290	$ 6,397	$ 6,541	$ 6,724
Operating income return on attributed equity	7.8 %	8.4 %	8.4 %	8.5 %	9.7 %	10.0 %	9.8 %	9.4 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.

(2) Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.

(3) Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

45

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT										
Underwritten Products										
Traditional life insurance premiums	$ 144	$ 135	$ 131	$ 132	$ 133	$ 126	$ 125	$ 127	$ 542	$ 511
Accident and health insurance premiums	195	194	195	196	180	182	187	195	780	744
Interest-sensitive life insurance contract charges	204	205	207	206	203	200	202	274	822	879
	543	534	533	534	516	508	514	596	2,144	2,134
Annuities										
Immediate annuities with life contingencies premiums	-	-	-	-	(1)	-	-	5	-	4
Other fixed annuity contract charges	4	4	3	3	5	4	4	6	14	19
	4	4	3	3	4	4	4	11	14	23
Total	$ 547	$ 538	$ 536	$ 537	$ 520	$ 512	$ 518	$ 607	$ 2,158	$ 2,157
PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL										
Allstate agencies	$ 304	$ 300	$ 297	$ 297	$ 294	$ 288	$ 285	$ 291	$ 1,198	$ 1,158
Workplace enrolling agents	215	212	209	210	198	198	203	204	846	803
Other [1]	28	26	30	30	28	26	30	112	114	196
Total	$ 547	$ 538	$ 536	$ 537	$ 520	$ 512	$ 518	$ 607	$ 2,158	$ 2,157
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE [2]										
Underwritten Products										
Traditional life insurance premiums	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 6	$ -	$ 6
Accident and health insurance premiums	-	-	-	-	-	-	-	6	-	6
Interest-sensitive life insurance contract charges	-	-	-	-	-	-	-	71	-	71
	-	-	-	-	-	-	-	83	-	83
Annuities										
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	-	-	-	-	-	-	-	2	-	2
	-	-	-	-	-	-	-	2	-	2
Total	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 85	$ -	$ 85
PROPRIETARY LIFE INSURANCE POLICIES SOLD BY ALLSTATE AGENCIES [3] [5]	39,701	16,402	34,494	30,091	38,576	31,974	30,267	27,697	120,688	128,514
ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS [4]	$ 179	$ 69	$ 64	$ 65	$ 183	$ 63	$ 58	$ 52	$ 377	$ 356

(1) Primarily represents independent master brokerage agencies and specialized brokers.
(2) Amounts are included in section above. On April 1, 2014, the sale of LBL was completed.
(3) Policies sold reduced by lapses within twelve months of sale.
(4) New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.
(5) Beginning on August 1, 2015, sales are measured at policy issuance rather than application submission. This change led to a lag in the recognition of policies sold which impacted the third quarter 2015 results.

46

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL CHANGE IN CONTRACTHOLDER FUNDS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Contractholders funds, beginning balance	$ 21,559	$ 21,968	$ 22,267	$ 22,529	$ 22,848	$ 23,472	$ 23,989	$ 24,304	$ 22,529	$ 24,304
Contractholders funds classified as held for sale, beginning balance	-	-	-	-	-	-	10,661	10,945	-	10,945
Total contractholders funds, including those classified as held for sale	21,559	21,968	22,267	22,529	22,848	23,472	34,650	35,249	22,529	35,249
Deposits										
Interest-sensitive life insurance	251	251	253	249	248	247	246	318	1,004	1,059
Fixed annuities	39	56	53	51	43	48	56	127	199	274
Total deposits	290	307	306	300	291	295	302	445	1,203	1,333
Interest credited	183	193	185	199	202	197	212	308	760	919
Benefits, withdrawals, maturities and other adjustments										
Benefits	(247)	(272)	(285)	(273)	(242)	(286)	(289)	(380)	(1,077)	(1,197)
Surrenders and partial withdrawals	(295)	(375)	(303)	(305)	(377)	(630)	(554)	(712)	(1,278)	(2,273)
Maturities of and interest payments on institutional products	-	-	(1)	-	(1)	(1)	-	-	(1)	(2)
Contract charges	(207)	(205)	(203)	(203)	(204)	(197)	(199)	(281)	(818)	(881)
Net transfers from separate accounts	2	2	2	1	1	2	1	3	7	7
Other adjustments	10	(59)	-	19	11	(4)	11	18	(30)	36
Total benefits, withdrawals, maturities and other adjustments	(737)	(909)	(790)	(761)	(812)	(1,116)	(1,030)	(1,352)	(3,197)	(4,310)
Contractholder funds sold in LBL disposition	-	-	-	-	-	-	(10,662)	-	-	(10,662)
Contractholder funds classified as held for sale, ending balance	-	-	-	-	-	-	-	(10,661)	-	-
Contractholder funds, ending balance	$ 21,295	$ 21,559	$ 21,968	$ 22,267	$ 22,529	$ 22,848	$ 23,472	$ 23,989	$ 21,295	$ 22,529

47

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL ANALYSIS OF NET INCOME
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Benefit spread										
Premiums	$ 339	$ 329	$ 326	$ 328	$ 312	$ 308	$ 312	$ 327	$ 1,322	$ 1,259
Cost of insurance contract charges [(1)]	137	137	138	138	136	135	135	187	550	593
Contract benefits excluding the implied interest on immediate annuities with life contingencies [(2)]	(328)	(333)	(319)	(312)	(301)	(302)	(283)	(358)	(1,292)	(1,244)
Total benefit spread	148	133	145	154	147	141	164	156	580	608
Investment spread										
Net investment income	420	491	489	484	480	473	538	640	1,884	2,131
Implied interest on immediate annuities with life contingencies [(2)]	(128)	(127)	(127)	(129)	(130)	(131)	(130)	(130)	(511)	(521)
Interest credited to contractholder funds	(183)	(194)	(185)	(199)	(202)	(198)	(212)	(307)	(761)	(919)
Total investment spread	109	170	177	156	148	144	196	203	612	691
Surrender charges and contract maintenance expense fees [(1)]	71	72	72	71	72	69	71	93	286	305
Realized capital gains and losses	(97)	194	59	111	125	28	(10)	1	267	144
Amortization of deferred policy acquisition costs	(64)	(63)	(65)	(70)	(62)	(58)	(66)	(74)	(262)	(260)
Operating costs and expenses	(119)	(112)	(118)	(123)	(121)	(115)	(112)	(118)	(472)	(466)
Restructuring and related charges	3	(1)	(2)	-	-	1	(1)	(2)	-	(2)
Gain (loss) on disposition of operations	1	3	1	(2)	3	(26)	(8)	(59)	3	(90)
Income tax expense	(13)	(134)	(90)	(114)	(104)	(68)	(89)	(38)	(351)	(299)
Net income applicable to common shareholders	$ 39	$ 262	$ 179	$ 183	$ 208	$ 116	$ 145	$ 162	$ 663	$ 631
Benefit spread by product group										
Life insurance	$ 75	$ 66	$ 65	$ 68	$ 72	$ 72	$ 86	$ 74	$ 274	$ 304
Accident and health insurance	92	90	97	107	91	99	97	102	386	389
Annuities	(19)	(23)	(17)	(21)	(16)	(30)	(19)	(20)	(80)	(85)
Total benefit spread	$ 148	$ 133	$ 145	$ 154	$ 147	$ 141	$ 164	$ 156	$ 580	$ 608
Investment spread by product group										
Annuities and institutional products	$ 10	$ 82	$ 77	$ 69	$ 58	$ 54	$ 98	$ 110	$ 238	$ 320
Life insurance	41	33	33	33	24	23	26	30	140	103
Accident and health insurance	4	4	4	4	4	4	4	7	16	19
Net investment income on investments supporting capital	52	54	57	57	65	61	72	73	220	271
Investment spread before valuation changes on embedded derivatives that are not hedged	107	173	171	163	151	142	200	220	614	713
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	2	(3)	6	(7)	(3)	2	(4)	(17)	(2)	(22)
Total investment spread	$ 109	$ 170	$ 177	$ 156	$ 148	$ 144	$ 196	$ 203	$ 612	$ 691
[(1)] **Reconciliation of contract charges**										
Cost of insurance contract charges	$ 137	$ 137	$ 138	$ 138	$ 136	$ 135	$ 135	$ 187	$ 550	$ 593
Surrender charges and contract maintenance expense fees	71	72	72	71	72	69	71	93	286	305
Total contract charges	$ 208	$ 209	$ 210	$ 209	$ 208	$ 204	$ 206	$ 280	$ 836	$ 898
[(2)] **Reconciliation of contract benefits**										
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (328)	$ (333)	$ (319)	$ (312)	$ (301)	$ (302)	$ (283)	$ (358)	$ (1,292)	$ (1,244)
Implied interest on immediate annuities with life contingencies	(128)	(127)	(127)	(129)	(130)	(131)	(130)	(130)	(511)	(521)
Total contract benefits	$ (456)	$ (460)	$ (446)	$ (441)	$ (431)	$ (433)	$ (413)	$ (488)	$ (1,803)	$ (1,765)

48

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended December 31, 2015			Three months ended December 31, 2014		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	5.4 %	3.9 %	1.5 %	5.1 %	4.0 %	1.1 %
Deferred fixed annuities and institutional products	4.4	2.8	1.6	4.5	2.9	1.6
Immediate fixed annuities with and without life contingencies	5.3	5.9	(0.6)	7.0	6.0	1.0
Investments supporting capital, traditional life and other products	3.8	n/a	n/a	4.3	n/a	n/a

	Twelve months ended December 31, 2015			Twelve months ended December 31, 2014 [(1)]		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	5.2 %	3.9 %	1.3 %	5.3 %	3.9 %	1.4 %
Deferred fixed annuities and institutional products	4.3	2.8	1.5	4.5	2.9	1.6
Immediate fixed annuities with and without life contingencies	7.0	5.9	1.1	7.3	6.0	1.3
Investments supporting capital, traditional life and other products	4.0	n/a	n/a	4.4	n/a	n/a

(1) For purposes of these calculations, investments, reserves and contractholder funds classified as held for sale were included for periods prior to April 1, 2014. Investment spreads may vary significantly between periods due to the variability in investment income, particularly for immediate fixed annuities where the investment portfolio includes limited partnerships.

49

50 Twelve months ended Dec. 31, 2015 Attributed equity Reserves and excluding unrealized Dec. Sept. June March Dec. Sept. June March Contractholder funds capital gains/losses (3)(4) Operating income (5) 2015 2015 2015 2015 2014 2014 2014 2014 Underwritten products Life insurance $ 10,678 $ 2,588 $ 258 10.6% 10.0% 9.3% 9.8% 11.0% 11.7% 8.9% 9.0 % Accident and health insurance 844 650 85 12.7 13.7 14.9 15.9 16.0 15.0 14.5 14.7 Subtotal 11,522 3,238 343 11.1 10.8 10.5 11.1 12.1 12.4 9.9 10.1 Immediate Annuities: Sub-standard structured settlements and group pension terminations (1) 5,031 1,656 8 0.5 1.6 0.5 0.6 1.1 1.4 2.0 0.7 Standard structured settlements and SPIA (2) 6,909 1,230 70 6.8 9.4 8.8 8.4 10.5 12.2 16.8 13.2 Subtotal 11,940 2,886 78 3.1 4.7 3.8 3.7 4.5 5.3 7.1 5.0 Deferred Annuities 9,995 669 87 10.1 10.1 10.6 10.3 11.1 10.7 12.0 12.3 Institutional products 85 1 1 Subtotal 22,020 3,556 166 4.8 6.2 6.1 6.0 7.3 7.7 9.6 8.7 Total Allstate Financial $ 33,542 $ 6,794 $ 509 7.8 8.4 8.4 8.5 9.7 10.0 9.8 9.4 Life Accident and Annuities and Allstate insurance health insurance institutional products Financial Operating income $ 258 $ 85 $ 166 $ 509 Realized capital gains and losses, after-tax 1 - 172 173 Valuation changes on embedded derivatives that are not hedged, after-tax - - (1) (1) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (4) - 1 (3) Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax - - - - (Loss) gain on disposition of operations, after-tax (1) - 3 2 Change in accounting for investments in qualified affordable housing projects, after-tax (6) - (11) (17) Net income applicable to common shareholders $ 248 $ 85 $ 330 $ 663 (1) (2) (3) (4) (5) Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from average statutory capital over the prior four quarters. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products. Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period. Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies. Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION ($ in millions) As of Dec. 31, 2015 Twelve months ended Dec. 31, 2015 Annuities and institutional products: Twelve months ended Operating income return on attributed equity (%) Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

51 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2015 2015 2015 2014 2014 2014 2014 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT Underwritten products Life insurance 2,463 2,459 2,456 2,448 2,434 2,432 2,436 2,588 Accident and health insurance 2,873 2,848 2,843 2,777 2,555 2,530 2,577 2,593 5,336 5,307 5,299 5,225 4,989 4,962 5,013 5,181 Annuities Deferred annuities 172 176 181 186 191 197 205 337 Immediate annuities 102 104 105 106 108 108 110 111 274 280 286 292 299 305 315 448 Total 5,610 5,587 5,585 5,517 5,288 5,267 5,328 5,629 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS Allstate Agencies (2) 1,924 1,917 1,911 1,904 1,902 1,898 1,895 1,938 Allstate Benefits 3,315 3,292 3,287 3,218 2,983 2,957 3,010 3,040 Other (3) 371 378 387 395 403 412 423 651 Total 5,610 5,587 5,585 5,517 5,288 5,267 5,328 5,629 INSURANCE POLICIES AND ANNUITIES IN FORCE INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE Life insurance - - - - - - - 142 Deferred annuities - - - - - - - 124 Total - - - - - - - 266 (1) (2) (3) Primarily business sold by independent master brokerage agencies, banks/broker-dealers and specialized structured settlement brokers. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1) (in thousands) Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts. Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.

THE ALLSTATE CORPORATION
ALLSTATE LIFE, ALLSTATE ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the three months ended Dec. 31, 2015				For the three months ended Dec. 31, 2014			
	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment
Premiums	$ 133	$ -	$ 206	$ 339	$ 124	$ (1)	$ 189	$ 312
Contract charges	178	4	26	208	178	5	25	208
Net investment income	128	274	18	420	116	346	18	480
Periodic settlements and accruals on non-hedge derivative instruments	-	-	-	-	1	(1)	-	-
Contract benefits	(189)	(149)	(118)	(456)	(179)	(149)	(103)	(431)
Interest credited to contractholder funds	(70)	(107)	(9)	(186)	(71)	(119)	(9)	(199)
Amortization of deferred policy acquisition costs	(32)	(2)	(31)	(65)	(31)	(1)	(28)	(60)
Operating costs and expenses	(53)	(9)	(57)	(119)	(59)	(7)	(55)	(121)
Restructuring and related charges	2	1	-	3	-	-	-	-
Income tax expense on operations	(30)	(4)	(12)	(46)	(23)	(25)	(13)	(61)
Operating income	67	8	23	98	56	48	24	128
Realized capital gains and losses, after-tax	(12)	(47)	(3)	(62)	1	80	-	81
Valuation changes on embedded derivatives that are not hedged, after-tax	-	2	-	2	-	(3)	-	(3)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	-	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	-
Gain on disposition of operations, after-tax	-	1	-	1	-	2	-	2
Net income	$ 55	$ (36)	$ 20	$ 39	$ 57	$ 127	$ 24	$ 208
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 133	$ -	$ 11	$ 144	$ 123	$ -	$ 10	$ 133
Accident and health insurance	-	-	195	195	1	-	179	180
Interest-sensitive life insurance contract charges	178	-	26	204	178	-	25	203
	311	-	232	543	302	-	214	516
Annuities								
Immediate annuities with life contingencies premiums	-	-	-	-	-	(1)	-	(1)
Other fixed annuity contract charges	-	4	-	4	-	5	-	5
	-	4	-	4	-	4	-	4
Total life and annuity premiums and contract charges	$ 311	$ 4	$ 232	$ 547	$ 302	$ 4	$ 214	$ 520
Benefit Spread by Product Group								
Life Insurance	$ 69	$ -	$ 6	$ 75	$ 67	$ -	$ 5	$ 72
Accident and health insurance	(4)	-	96	92	(3)	-	94	91
Annuities	-	(19)	-	(19)	-	(16)	-	(16)
Total benefit spread	$ 65	$ (19)	$ 102	$ 148	$ 64	$ (16)	$ 99	$ 147
Investment Spread by Product Group								
Annuities and institutional products	$ -	$ 10	$ -	$ 10	$ -	$ 58	$ -	$ 58
Life insurance	37	-	4	41	22	-	2	24
Accident and health insurance	1	-	3	4	1	-	3	4
Net investment income on investments supporting capital	19	31	2	52	23	38	4	65
Investment spread before valuation changes on embedded derivatives that are not hedged	57	41	9	107	46	96	9	151
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	2	-	2	-	(3)	-	(3)
Total investment spread	$ 57	$ 43	$ 9	$ 109	$ 46	$ 93	$ 9	$ 148

52

THE ALLSTATE CORPORATION

ALLSTATE LIFE, ALLSTATE ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION

($ in millions)

	For the twelve months ended Dec. 31, 2015				For the twelve months ended Dec. 31, 2014			
	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment
Premiums	$ 507	$ -	$ 815	$ 1,322	$ 484	$ 4	$ 771	$ 1,259
Contract charges	716	14	106	836	781	19	98	898
Net investment income	490	1,323	71	1,884	519	1,540	72	2,131
Periodic settlements and accruals on non-hedge derivative instruments	-	-	-	-	1	(2)	-	(1)
Contract benefits	(749)	(602)	(452)	(1,803)	(734)	(620)	(411)	(1,765)
Interest credited to contractholder funds	(282)	(442)	(36)	(760)	(311)	(551)	(36)	(898)
Amortization of deferred policy acquisition costs	(127)	(6)	(124)	(257)	(133)	(10)	(112)	(255)
Operating costs and expenses	(212)	(38)	(222)	(472)	(232)	(28)	(206)	(466)
Restructuring and related charges	(1)	1	-	-	(2)	-	-	(2)
Income tax expense on operations	(103)	(84)	(54)	(241)	(114)	(118)	(62)	(294)
Operating income	239	166	104	509	259	234	114	607
Realized capital gains and losses, after-tax	1	172	-	173	4	89	1	94
Valuation changes on embedded derivatives that are not hedged, after-tax	-	(1)	-	(1)	-	(15)	-	(15)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(4)	1	-	(3)	(4)	1	-	(3)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	1	-	-	1
(Loss) gain on disposition of operations, after-tax	(1)	3	-	2	(28)	(25)	-	(53)
Change in accounting for investments in qualified affordable housing projects, after-tax	(6)	(11)	-	(17)	-	-	-	-
Net income	$ 229	$ 330	$ 104	$ 663	$ 232	$ 284	$ 115	$ 631
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 505	$ -	$ 37	$ 542	$ 476	$ -	$ 35	$ 511
Accident and health insurance	2	-	778	780	8	-	736	744
Interest-sensitive life insurance contract charges	716	-	106	822	781	-	98	879
	1,223	-	921	2,144	1,265	-	869	2,134
Annuities								
Immediate annuities with life contingencies premiums	-	-	-	-	-	4	-	4
Other fixed annuity contract charges	-	14	-	14	-	19	-	19
	-	14	-	14	-	23	-	23
Total life and annuity premiums and contract charges	$ 1,223	$ 14	$ 921	$ 2,158	$ 1,265	$ 23	$ 869	$ 2,157
Benefit Spread by Product Group								
Life Insurance	$ 250	$ -	$ 24	$ 274	$ 287	$ -	$ 17	$ 304
Accident and health insurance	(10)	-	396	386	(8)	-	397	389
Annuities	-	(80)	-	(80)	-	(85)	-	(85)
Total benefit spread	$ 240	$ (80)	$ 420	$ 580	$ 279	$ (85)	$ 414	$ 608
Investment Spread by Product Group								
Annuities and institutional products	$ -	$ 238	$ -	$ 238	$ -	$ 320	$ -	$ 320
Life insurance	130	-	10	140	93	-	10	103
Accident and health insurance	5	-	11	16	8	-	11	19
Net investment income on investments supporting capital	76	130	14	220	110	146	15	271
Investment spread before valuation changes on embedded derivatives that are not hedged	211	368	35	614	211	466	36	713
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	(2)	-	(2)	-	(22)	-	(22)
Total investment spread	$ 211	$ 366	$ 35	$ 612	$ 211	$ 444	$ 36	$ 691

53

54 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2015 2015 2015 2015 2014 2014 2014 2014 2015 2014 Net investment income $ 10 $ 9 $ 8 $ 8 $ 5 $ 6 $ 9 $ 7 $ 35 $ 27 Operating costs and expenses (7) (13) (9) (5) (14) (6) (10) (8) (34) (38) Interest expense (73) (73) (73) (73) (73) (77) (84) (87) (292) (321) Income tax benefit on operations 27 28 28 26 32 28 32 32 109 124 Preferred stock dividends (29) (29) (29) (29) (29) (31) (31) (13) (116) (104) Operating loss (72) (78) (75) (73) (79) (80) (84) (69) (298) (312) Realized capital gains and losses, after-tax - - - - - - (1) 1 - - Net loss applicable to common shareholders $ (72) $ (78) $ (75) $ (73) $ (79) $ (80) $ (85) $ (68) $ (298) $ (312) THE ALLSTATE CORPORATION CORPORATE AND OTHER RESULTS ($ in millions) Twelve months endedThree months ended

THE ALLSTATE CORPORATION
INVESTMENTS
($ in millions)

PROPERTY-LIABILITY

	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014
Fixed income securities, at fair value:					
Tax-exempt	$ 4,285	$ 4,289	$ 4,418	$ 4,362	$ 4,138
Taxable	25,447	24,868	25,192	25,674	26,696
Equity securities, at fair value	3,480	2,808	3,018	3,074	3,076
Mortgage loans	296	339	343	333	370
Limited partnership interests	2,575	2,558	2,466	2,571	2,498
Short-term, at fair value	959	1,692	1,108	932	822
Other	1,437	1,659	1,602	1,536	1,483
Total	$ 38,479	$ 38,213	$ 38,147	$ 38,482	$ 39,083
Fixed income securities, amortized cost:					
Tax-exempt	$ 4,218	$ 4,214	$ 4,362	$ 4,276	$ 4,054
Taxable	25,672	24,883	24,990	25,181	26,376
Ratio of fair value to amortized cost	99.5%	100.2%	100.9%	102.0%	101.3%
Equity securities, cost	$ 3,236	$ 2,656	$ 2,699	$ 2,706	$ 2,723
Short-term, amortized cost	959	1,692	1,108	932	822

ALLSTATE FINANCIAL

	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014
Fixed income securities, at fair value:					
Tax-exempt	$ 4	$ 17	$ 23	$ 28	$ 75
Taxable	26,034	26,583	27,768	28,798	29,007
Equity securities, at fair value	1,599	1,425	979	1,089	1,028
Mortgage loans	4,042	4,063	4,000	3,943	3,818
Limited partnership interests	2,295	2,261	2,066	2,124	2,024
Short-term, at fair value	861	991	1,053	948	1,026
Other	1,957	1,929	1,909	1,860	1,831
Total	$ 36,792	$ 37,269	$ 37,798	$ 38,790	$ 38,809
Fixed income securities, amortized cost:					
Tax-exempt	$ 4	$ 17	$ 24	$ 28	$ 74
Taxable	25,145	25,335	26,091	26,245	26,668
Ratio of fair value to amortized cost	103.5%	104.9%	106.4%	109.7%	108.8%
Equity securities, cost	$ 1,567	$ 1,464	$ 947	$ 1,043	$ 969
Short-term, amortized cost	861	991	1,053	948	1,026

CORPORATE AND OTHER

	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014
Fixed income securities, at fair value:					
Tax-exempt	$ 585	$ 589	$ 569	$ 568	$ 564
Taxable	1,593	1,911	1,960	1,973	1,960
Equity securities, at fair value	3	3	3	3	-
Mortgage loans	-	-	-	-	-
Limited partnership interests	4	4	4	4	5
Short-term, at fair value	302	353	660	617	692
Other	-	-	-	-	-
Total	$ 2,487	$ 2,860	$ 3,196	$ 3,165	$ 3,221
Fixed income securities, amortized cost:					
Tax-exempt	$ 566	$ 569	$ 551	$ 547	$ 543
Taxable	1,596	1,900	1,953	1,958	1,957
Ratio of fair value to amortized cost	100.7%	101.3%	101.0%	101.4%	101.0%
Equity securities, cost	$ 3	$ 3	$ 3	$ 3	$ -
Short-term, amortized cost	302	353	660	617	692

CONSOLIDATED

	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014
Fixed income securities, at fair value:					
Tax-exempt	$ 4,874	$ 4,895	$ 5,010	$ 4,958	$ 4,777
Taxable	53,074	53,362	54,920	56,445	57,663
Equity securities, at fair value	5,082	4,236	4,000	4,166	4,104
Mortgage loans	4,338	4,402	4,343	4,276	4,188
Limited partnership interests	4,874	4,823	4,536	4,699	4,527
Short-term, at fair value	2,122	3,036	2,821	2,497	2,540
Other	3,394	3,588	3,511	3,396	3,314
Total	$ 77,758	$ 78,342	$ 79,141	$ 80,437	$ 81,113
Fixed income securities, amortized cost:					
Tax-exempt	$ 4,788	$ 4,800	$ 4,937	$ 4,851	$ 4,671
Taxable	52,413	52,118	53,034	53,384	55,001
Ratio of fair value to amortized cost	101.3%	102.4%	103.4%	105.4%	104.6%
Equity securities, cost	$ 4,806	$ 4,123	$ 3,649	$ 3,752	$ 3,692
Short-term, amortized cost	2,122	3,036	2,821	2,497	2,540

55

THE ALLSTATE CORPORATION
FIXED INCOME SECURITIES BY SCHEDULED MATURITY DATE
($ in millions)

	As of December 31,											
	2015				2014				2013			
Maturity Class [1]	PROPERTY-LIABILITY	ALLSTATE FINANCIAL	CORPORATE AND OTHER	CONSOLIDATED	PROPERTY-LIABILITY	ALLSTATE FINANCIAL	CORPORATE AND OTHER	CONSOLIDATED	PROPERTY-LIABILITY	ALLSTATE FINANCIAL	CORPORATE AND OTHER	CONSOLIDATED
Due in three years or less	$ 11,618	4,667	1,219	17,504	$ 10,360	4,063	1,739	16,162	$ 8,857	4,017	1,123	13,997
Due after three years through five years	8,762	4,436	685	13,883	10,534	3,173	589	14,296	10,316	2,860	307	13,483
Due after five years through seven years	3,638	5,074	177	8,889	3,435	5,422	112	8,969	3,609	4,175	121	7,905
Due after seven years through ten years	3,637	4,158	94	7,889	1,840	5,634	84	7,558	1,669	7,599	120	9,388
Due after ten years	680	5,360	3	6,043	853	8,802	-	9,655	913	8,390	13	9,316
Subtotal	28,335	23,695	2,178	54,208	27,022	27,094	2,524	56,640	25,364	27,041	1,684	54,089
ABS, RMBS and CMBS [2]	1,397	2,343	-	3,740	3,812	1,988	-	5,800	4,214	2,607	-	6,821
Total Fixed Income securities, at fair value	$ **29,732**	**26,038**	**2,178**	**57,948**	$ **30,834**	**29,082**	**2,524**	**62,440**	$ **29,578**	**29,648**	**1,684**	**60,910**

(1) Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers.
(2) ABS, RMBS and CMBS are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

56

THE ALLSTATE CORPORATION
LIMITED PARTNERSHIP INVESTMENTS
($ in millions)

	As of or for the three months ended							
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Investment position								
Accounting basis								
Cost method	$ 1,154	$ 1,148	$ 1,130	$ 1,137	$ 1,122	$ 1,144	$ 1,157	$ 1,346
Equity method ("EMA") (1)	3,720	3,675	3,406	3,562	3,405	3,204	3,152	3,678
Total	$ 4,874	$ 4,823	$ 4,536	$ 4,699	$ 4,527	$ 4,348	$ 4,309	$ 5,024
Cost method-fair value (2)	$ 1,450	$ 1,506	$ 1,482	$ 1,494	$ 1,488	$ 1,555	$ 1,577	$ 1,764
Underlying investment								
Private equity	$ 3,344	$ 3,282	$ 3,012	$ 2,969	$ 2,756	$ 2,759	$ 2,631	$ 2,674
Real estate	1,166	1,160	1,164	1,366	1,413	1,425	1,517	1,577
Other (3)	364	381	360	364	358	164	161	773
Total	$ 4,874	$ 4,823	$ 4,536	$ 4,699	$ 4,527	$ 4,348	$ 4,309	$ 5,024
Segment								
Property-Liability	$ 2,575	$ 2,558	$ 2,466	$ 2,571	$ 2,498	$ 2,411	$ 2,438	$ 2,900
Allstate Financial	2,295	2,261	2,066	2,124	2,024	1,933	1,866	2,121
Corporate and Other	4	4	4	4	5	4	5	3
Total	$ 4,874	$ 4,823	$ 4,536	$ 4,699	$ 4,527	$ 4,348	$ 4,309	$ 5,024
Total Income								
Accounting basis								
Cost method	$ 42	$ 63	$ 75	$ 42	$ 60	$ 25	$ 66	$ 50
Equity method	24	104	43	156	55	137	129	92
Total	$ 66	$ 167	$ 118	$ 198	$ 115	$ 162	$ 195	$ 142
Underlying investment								
Private equity	$ 46	$ 162	$ 113	$ 80	$ 96	$ 66	$ 123	$ 106
Real estate	20	5	10	123	25	93	55	38
Other	-	-	(5)	(5)	(6)	3	17	(2)
Total	$ 66	$ 167	$ 118	$ 198	$ 115	$ 162	$ 195	$ 142
Segment								
Property-Liability	$ 29	$ 62	$ 45	$ 126	$ 57	$ 112	$ 102	$ 75
Allstate Financial	37	105	73	72	58	51	91	67
Corporate and Other	-	-	-	-	-	(1)	2	-
Total	$ 66	$ 167	$ 118	$ 198	$ 115	$ 162	$ 195	$ 142

(1) As of December 31, 2015, valuations of EMA limited partnerships include approximately $371 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2) The fair value of cost method limited partnerships is determined using reported net asset values.

(3) For the period ended March 31, 2014, other included tax credit funds.

57

THE ALLSTATE CORPORATION
UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE
($ in millions)

	December 31, 2015			September 30, 2015			June 30, 2015		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 86	$ 3,922	102.2	$ 118	$ 3,760	103.2	$ 109	$ 3,936	102.8
Municipal	369	7,401	105.2	412	7,494	105.8	483	8,594	106.0
Corporate	153	41,827	100.4	632	41,629	101.5	1,164	42,317	102.8
Foreign government	50	1,033	105.1	59	1,085	105.8	66	1,324	105.2
Asset-backed securities ("ABS")	(32)	2,327	98.6	(16)	2,711	99.4	(5)	2,076	99.8
Residential mortgage-backed securities ("RMBS")	90	947	110.5	98	1,011	110.7	101	1,083	110.3
Commercial mortgage-backed securities ("CMBS")	28	466	106.4	32	542	106.3	37	575	106.9
Redeemable preferred stock	3	25	113.6	4	25	119.0	4	25	119.0
Total fixed income securities	747	57,948	101.3	1,339	58,257	102.4	1,959	59,930	103.4
Equity securities	276	5,082	105.7	113	4,236	102.7	351	4,000	109.6
Short-term investments	-	2,122	100.0	-	3,036	100.0	-	2,821	100.0
Derivatives	6		n/a	7	29	n/a	3	60	n/a
EMA limited partnership interests [2]	(4)		n/a	(5)	n/a	n/a	(5)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	1,025			1,454			2,308		
Amounts recognized for:									
Insurance reserves [3]	-			-			-		
DAC and DSI [4]	(67)			(98)			(121)		
Amounts recognized	(67)			(98)			(121)		
Deferred income taxes	(338)			(477)			(768)		
Unrealized net capital gains and losses, after-tax	$ 620			$ 879			$ 1,419		

	March 31, 2015			December 31, 2014			September 30, 2014		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 134	$ 4,106	103.4	$ 136	$ 4,328	103.2	$ 128	$ 4,309	103.1
Municipal	670	8,713	108.3	620	8,497	107.9	557	8,535	107.0
Corporate	2,120	42,375	105.3	1,758	42,144	104.4	1,742	41,071	104.4
Foreign government	85	1,375	106.6	102	1,645	106.6	96	1,693	106.0
ABS	8	3,055	100.3	7	3,978	100.2	18	4,709	100.4
RMBS	105	1,154	110.0	99	1,207	108.9	104	1,289	108.8
CMBS	42	600	107.5	42	615	107.3	48	681	107.6
Redeemable preferred stock	4	25	119.0	4	26	118.2	4	26	118.2
Total fixed income securities	3,168	61,403	105.4	2,768	62,440	104.6	2,697	62,313	104.5
Equity securities	414	4,166	111.0	412	4,104	111.2	458	4,335	111.8
Short-term investments	-	2,497	100.0	-	2,540	100.0	-	2,463	100.0
Derivatives	3	79	n/a	(2)	92	n/a	(8)	73	n/a
EMA limited partnership interests [2]	(4)	n/a	n/a	(5)	n/a	n/a	(5)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	3,581			3,173			3,142		
Amounts recognized for:									
Insurance reserves [3]	(79)			(28)			(169)		
DAC and DSI [4]	(212)			(179)			(158)		
Amounts recognized	(291)			(207)			(327)		
Deferred income taxes	(1,153)			(1,040)			(988)		
Unrealized net capital gains and losses, after-tax	$ 2,137			$ 1,926			$ 1,827		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2) Unrealized net capital gains and losses for limited partnership interest represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.

(3) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

58

59 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2015 2015 2015 2015 2014 2014 2014 2014 2015 2014 NET INVESTMENT INCOME Fixed income securities $ 537 $ 546 $ 567 $ 568 $ 577 $ 581 $ 584 $ 705 $ 2,218 $ 2,447 Equity securities 33 23 31 23 26 28 35 28 110 117 Mortgage loans 63 53 57 55 59 54 71 81 228 265 Limited partnership interests 66 167 118 198 115 162 195 142 549 614 Short-term 1 4 3 1 2 1 3 1 9 7 Other 49 49 49 45 43 41 44 42 192 170 Subtotal 749 842 825 890 822 867 932 999 3,306 3,620 Less: Investment expense (39) (35) (36) (40) (43) (44) (34) (40) (150) (161) Net investment income $ 710 $ 807 $ 789 $ 850 $ 779 $ 823 $ 898 $ 959 $ 3,156 $ 3,459 PRE-TAX YIELDS (1) Fixed income securities 3.8% 3.8% 3.9% 3.9% 3.9% 3.9% 4.0% 4.1% 3.8% 3.9 % Equity securities 2.9 2.4 3.4 2.5 2.7 2.6 3.1 2.5 2.7 2.7 Mortgage loans 5.8 4.8 5.3 5.2 5.7 5.2 6.6 5.4 5.3 5.7 Limited partnership interests 5.4 14.4 10.1 17.2 10.4 15.0 16.7 11.4 11.7 13.3 Total portfolio 3.9 4.4 4.3 4.6 4.2 4.4 4.7 4.5 4.3 4.5 REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE Impairment write-downs $ (118) $ (47) $ (11) $ (19) $ (20) $ 10 $ (6) $ (16) $ (195) $ (32) Change in intent write-downs (4) (32) (127) (32) (30) (46) (63) (39) (65) (221) (213) Net other-than-temporary impairment losses recognized in earnings (150) (174) (43) (49) (66) (53) (45) (81) (416) (245) Sales and other (75) 183 146 216 183 355 290 147 470 975 Valuation and settlements of derivative instruments (25) 24 5 (28) (11) (8) (5) (12) (24) (36) Total $ (250) $ 33 $ 108 $ 139 $ 106 $ 294 $ 240 $ 54 $ 30 $ 694 TOTAL RETURN ON INVESTMENT PORTFOLIO (2) (0.2) % - % (0.6) % 1.7% 1.1% 0.4% 2.2% 2.1% 1.0% 5.8 % AVERAGE INVESTMENT BALANCES (in billions) (3) $ 76.8 $ 76.9 $ 76.8 $ 77.4 $ 77.7 $ 78.1 $ 78.5 $ 78.5 $ 77.0 $ 78.2 . (1) (2) (3) (4) The change in intent write-downs in 2015 reflect market volatility and our preference to maintain flexibility to reposition the portfolio, as well as a higher allocation to our market-based active strategy. Change in intent losses are primarily related to equity securities that we may not hold for a period of time sufficient to recover unrealized losses. As of December 31, 2015, these holdings totaled $1.7 billion and we recognized change in intent write-downs of $215 million in 2015. We periodically reassess our equity strategies, which may result in changes in our intent to hold securities with unrealized losses to recovery. Pre-tax yields are calculated as investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014. Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships, bank loans and agent loans divided by the average fair value balances. Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014. Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014. THE ALLSTATE CORPORATION NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) ($ in millions) Twelve months endedThree months ended

60 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2015 2015 2015 2015 2014 2014 2014 2014 2015 2014 NET INVESTMENT INCOME Fixed income securities: Tax-exempt $ 27 $ 24 $ 26 $ 25 $ 26 $ 27 $ 29 $ 31 $ 102 $ 113 Taxable 201 197 195 190 191 189 183 184 783 747 Equity securities 24 16 23 18 22 21 29 23 81 95 Mortgage loans 4 4 3 4 4 4 4 5 15 17 Limited partnership interests (1) 29 62 45 126 57 112 102 75 262 346 Short-term - 3 1 1 1 - 2 1 5 4 Other 18 20 20 17 17 15 19 14 75 65 Subtotal 303 326 313 381 318 368 368 333 1,323 1,387 Less: Investment expense (23) (19) (21) (23) (24) (24) (17) (21) (86) (86) Net investment income $ 280 $ 307 $ 292 $ 358 $ 294 $ 344 $ 351 $ 312 $ 1,237 $ 1,301 Net investment income, after-tax $ 192 $ 209 $ 199 $ 242 $ 201 $ 234 $ 240 $ 215 $ 842 $ 890 PRE-TAX YIELDS (2) Fixed income securities: Tax-exempt 2.6% 2.3% 2.3% 2.4% 2.5% 2.6% 2.7% 2.7% 2.4% 2.6 % Equivalent yield for tax-exempt 3.8 3.4 3.4 3.5 3.6 3.8 3.9 3.9 3.5 3.8 Taxable 3.2 3.2 3.1 2.9 2.9 2.9 3.0 3.1 3.1 2.9 Equity securities 3.1 2.5 3.4 2.6 3.2 2.7 3.2 2.5 2.9 2.9 Mortgage loans 5.4 4.0 4.1 4.5 4.1 4.1 4.9 4.3 4.5 4.3 Limited partnership interests 4.5 10.1 7.0 19.9 9.3 18.4 15.3 10.3 10.4 13.1 Total portfolio 3.1 3.5 3.3 4.0 3.3 3.8 3.9 3.5 3.4 3.6 REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE Fixed income securities: Tax-exempt $ (10) $ 2 $ 1 $ 2 $ 2 $ 2 $ 8 $ 4 $ (5) $ 16 Taxable (75) (42) 13 10 9 22 49 36 (94) 116 Equity securities (13) (92) 32 46 (15) 218 225 20 (27) 448 Limited partnership interests (27) (35) (1) 2 2 31 (23) 7 (61) 17 Derivatives and other (28) 6 4 (32) (18) (7) (9) (14) (50) (48) Total $ (153) $ (161) $ 49 $ 28 $ (20) $ 266 $ 250 $ 53 $ (237) $ 549 REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE Impairment write-downs $ (84) $ (30) $ (6) $ (12) $ (11) $ 8 $ (6) $ (12) $ (132) $ (21) Change in intent write-downs (24) (77) (28) (27) (42) (42) (25) (60) (156) (169) Net other-than-temporary impairment losses recognized in earnings (108) (107) (34) (39) (53) (34) (31) (72) (288) (190) Sales and other (4) (28) (63) 77 99 49 312 289 139 85 789 Valuation and settlements of derivative instruments (17) 9 6 (32) (16) (12) (8) (14) (34) (50) Total $ (153) $ (161) $ 49 $ 28 $ (20) $ 266 $ 250 $ 53 $ (237) $ 549 AVERAGE INVESTMENT BALANCES (in billions) (3) $ 38.2 $ 37.8 $ 37.6 $ 37.9 $ 38.7 $ 38.8 $ 38.0 $ 38.1 $ 38.0 $ 38.4 (1) (2) (3) (4) Sales and other primarily included sales of equity securities in connection with ongoing portfolio management, as well as losses from valuation changes in public securities held in certain limited partnerships. As of December 31, 2015, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.28 billion. Pre-tax yields are calculated as investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses. Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. THE ALLSTATE CORPORATION PROPERTY-LIABILITY NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) ($ in millions) Twelve months endedThree months ended

61 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2015 2015 2015 2015 2014 2014 2014 2014 2015 2014 NET INVESTMENT INCOME Fixed income securities $ 300 $ 314 $ 338 $ 344 $ 353 $ 359 $ 365 $ 484 $ 1,296 $ 1,561 Equity securities 9 7 8 5 4 7 6 5 29 22 Mortgage loans 59 49 54 51 55 50 67 76 213 248 Limited partnership interests (1) 37 105 73 72 58 51 91 67 287 267 Short-term 1 1 1 - 1 - 1 - 3 2 Other 30 29 28 27 25 25 24 26 114 100 Subtotal 436 505 502 499 496 492 554 658 1,942 2,200 Less: Investment expense (16) (14) (13) (15) (16) (19) (16) (18) (58) (69) Net investment income $ 420 $ 491 $ 489 $ 484 $ 480 $ 473 $ 538 $ 640 $ 1,884 $ 2,131 Net investment income, after-tax $ 273 $ 319 $ 318 $ 315 $ 313 $ 307 $ 350 $ 416 $ 1,225 $ 1,386 PRE-TAX YIELDS (2) Fixed income securities 4.8% 4.9% 5.1% 5.2% 5.3% 5.3% 5.3% 5.4% 5.0% 5.3 % Equity securities 2.4 2.1 3.4 2.1 1.6 2.3 2.7 2.4 2.4 2.3 Mortgage loans 5.8 4.9 5.5 5.2 5.8 5.3 6.8 5.5 5.4 5.8 Limited partnership interests 6.5 19.4 14.0 13.8 11.8 10.9 18.2 12.8 13.3 13.4 Total portfolio 4.8 5.6 5.6 5.5 5.5 5.4 5.9 5.7 5.4 5.6 REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE Fixed income securities $ (64) $ 261 $ 46 $ 68 $ (3) $ (1) $ 5 $ (4) $ 311 $ (3) Equity securities (13) (58) 16 32 123 (5) 14 2 (23) 134 Mortgage loans 4 1 1 - (1) 2 (2) 3 6 2 Limited partnership interests (14) (20) (2) 4 1 28 (28) (5) (32) (4) Derivatives and other (10) 10 (2) 7 5 4 1 5 5 15 Total $ (97) $ 194 $ 59 $ 111 $ 125 $ 28 $ (10) $ 1 $ 267 $ 144 REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE Impairment write-downs $ (34) $ (17) $ (5) $ (7) $ (9) $ 2 $ - $ (4) $ (63) $ (11) Change in intent write-downs (8) (50) (4) (3) (4) (21) (14) (5) (65) (44) Net other-than-temporary impairment losses recognized in earnings (42) (67) (9) (10) (13) (19) (14) (9) (128) (55) Sales and other (4) (47) 246 69 117 133 43 1 8 385 185 Valuation and settlements of derivative instruments (8) 15 (1) 4 5 4 3 2 10 14 Total $ (97) $ 194 $ 59 $ 111 $ 125 $ 28 $ (10) $ 1 $ 267 $ 144 AVERAGE INVESTMENT BALANCES (in billions) (3) $ 36.0 $ 36.1 $ 36.1 $ 36.3 $ 36.3 $ 36.6 $ 37.3 $ 37.7 $ 36.1 $ 37.0 (1) (2) (3) (4) Sales and other primarily included sales of fixed income securities with longer maturity dates to reduce the risk of rising interest rates and equity securities in connection with ongoing portfolio management, as well as losses from valuation changes in public securities held in certain limited partnerships. As of December 31, 2015, Allstate Financial has commitments to invest in additional limited partnership interests totaling $1.27 billion. Pre-tax yields are calculated as investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014. Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) ($ in millions) Twelve months endedThree months ended

THE ALLSTATE CORPORATION
INVESTMENT RESULTS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Consolidated investment portfolio										
Interest-bearing [1]	$ 67,390	$ 68,913	$ 70,243	$ 71,287	$ 72,201	$ 71,755	$ 72,580	$ 71,084	$ 67,390	$ 72,201
Equity/owned [2]	10,368	9,429	8,898	9,150	8,912	8,966	9,983	10,606	10,368	8,912
Total	$ 77,758	$ 78,342	$ 79,141	$ 80,437	$ 81,113	$ 80,721	$ 82,563	$ 81,690	$ 77,758	$ 81,113
Consolidated portfolio total return [3]										
Interest-bearing	(0.3) %	0.4 %	(0.8) %	1.4 %	0.9 %	0.2 %	1.8 %	1.7 %	0.8 %	4.6 %
Equity/owned	0.2	(0.3)	0.2	0.4	0.2	0.2	0.4	0.4	0.4	1.4
Investment expenses	(0.1)	(0.1)	-	(0.1)	-	-	-	-	(0.2)	(0.2)
Total	(0.2)	-	(0.6)	1.7	1.1	0.4	2.2	2.1	1.0	5.8
Consolidated portfolio total return [3]										
Income	0.9 %	1.0 %	1.0 %	1.0 %	1.0 %	1.0 %	1.1 %	1.1 %	3.9 %	4.1 %
Valuation	(1.1)	(1.0)	(1.6)	0.7	0.1	(0.6)	1.1	1.0	(2.9)	1.7
Total	(0.2)	-	(0.6)	1.7	1.1	0.4	2.2	2.1	1.0	5.8
Consolidated net investment income										
Interest-bearing	$ 643	$ 646	$ 670	$ 664	$ 675	$ 672	$ 695	$ 824	$ 2,623	$ 2,866
Equity/owned	106	196	155	226	147	195	237	175	683	754
Investment expenses	(39)	(35)	(36)	(40)	(43)	(44)	(34)	(40)	(150)	(161)
Total	$ 710	$ 807	$ 789	$ 850	$ 779	$ 823	$ 898	$ 959	$ 3,156	$ 3,459
Consolidated Interest-bearing pre-tax yield [4]	3.8 %	3.8 %	3.9 %	3.9 %	3.9 %	3.9 %	4.0 %	4.1 %	3.9 %	4.0 %
Property-Liability net investment income										
Interest-bearing excluding prepayment premiums and litigation proceeds	$ 240	$ 240	$ 233	$ 226	$ 225	$ 223	$ 219	$ 219	$ 939	$ 886
Prepayment premiums and litigation proceeds	5	4	7	7	9	8	12	13	23	42
Total Interest-bearing	245	244	240	233	234	231	231	232	962	928
Equity/owned	58	82	73	148	84	137	137	101	361	459
Less: Investment expenses	(23)	(19)	(21)	(23)	(24)	(24)	(17)	(21)	(86)	(86)
Total	280	307	292	358	294	344	351	312	1,237	1,301
Less: prepayment premiums and litigation proceeds	(5)	(4)	(7)	(7)	(9)	(8)	(12)	(13)	(23)	(42)
Total excluding prepayment premiums and litigation proceeds	$ 275	$ 303	$ 285	$ 351	$ 285	$ 336	$ 339	$ 299	$ 1,214	$ 1,259
Property-Liability interest-bearing pre-tax yield	3.0 %	3.0 %	3.0 %	2.9 %	2.8 %	2.8 %	2.9 %	3.0 %	3.0 %	2.9 %
Property-Liability interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	3.0 %	2.9 %	2.9 %	2.8 %	2.7 %	2.7 %	2.8 %	2.8 %	2.9 %	2.7 %
Allstate Financial net investment income										
Interest-bearing excluding prepayment premiums and litigation proceeds	$ 371	$ 386	$ 408	$ 413	$ 420	$ 426	$ 432	$ 556	$ 1,578	$ 1,834
Prepayment premiums and litigation proceeds	17	5	12	8	13	7	24	28	42	72
Total interest-bearing	388	391	420	421	433	433	456	584	1,620	1,906
Equity/owned	48	114	82	78	63	59	98	74	322	294
Less: Investment expenses	(16)	(14)	(13)	(15)	(16)	(19)	(16)	(18)	(58)	(69)
Total	420	491	489	484	480	473	538	640	1,884	2,131
Less: prepayment premiums and litigation proceeds	(17)	(5)	(12)	(8)	(13)	(7)	(24)	(28)	(42)	(72)
Total excluding prepayment premiums and litigation proceeds	$ 403	$ 486	$ 477	$ 476	$ 467	$ 466	$ 514	$ 612	$ 1,842	$ 2,059
Allstate Financial interest-bearing pre-tax yield	4.8 %	4.8 %	5.1 %	5.1 %	5.2 %	5.2 %	5.3 %	5.3 %	5.0 %	5.2 %
Allstate Financial interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	4.6 %	4.7 %	4.9 %	5.0 %	5.0 %	5.1 %	5.0 %	5.0 %	4.8 %	5.0 %

(1) Includes fixed income securities, mortgage loans, short-term and other investments.

(2) Includes limited partnership interests, equity securities and real estate.

(3) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014.

(4) Pre-tax interest-bearing yield is calculated as annualized interest-bearing investment income before investment expense divided by the average of interest-bearing investment balances at the end of each quarter during the year. Interest-bearing investment balances, for purposes of the pre-tax interest-bearing yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax interest-bearing yield calculation in 2014.

62

THE ALLSTATE CORPORATION
INVESTMENT POSITION BY STRATEGY
($ in millions)

December 31, 2015		Total		Market-Based Core [(1)]		Market-Based Active [(2)]		Performance-Based Long-Term [(3)]		Performance-Based Opportunistic [(4)]
Fixed income securities	$	57,948	$	51,175	$	6,691	$	47	$	35
Equity securities		5,082		4,210		764		77		31
Mortgage loans		4,338		4,338		-		-		-
Limited partnership interests		4,874		364		-		4,510		-
Short-term investments		2,122		1,631		491		-		-
Other		3,394		2,783		183		415		13
Total	$	77,758	$	64,501	$	8,129	$	5,049	$	79
% of total				83%		10%		7%		-
Property-Liability	$	38,479	$	28,525	$	7,137	$	2,764	$	53
% of Property-Liability				74%		19%		7%		-
Allstate Financial	$	36,792	$	33,490	$	992	$	2,284	$	26
% of Allstate Financial				91%		3%		6%		-
Corporate & Other	$	2,487	$	2,486	$	-	$	1	$	-
% of Corporate & Other				100%		-		-		-

December 31, 2014		Total		Market-Based Core [(1)]		Market-Based Active [(2)]		Performance-Based Long-Term [(3)]		Performance-Based Opportunistic [(4)]
Fixed income securities	$	62,440	$	57,268	$	5,084	$	50	$	38
Equity securities		4,104		3,080		870		57		97
Mortgage loans		4,188		4,188		-		-		-
Limited partnership interests		4,527		358		-		4,169		-
Short-term investments		2,540		2,488		52		-		-
Other		3,314		2,811		221		282		-
Total	$	81,113	$	70,193	$	6,227	$	4,558	$	135
% of total				86%		8%		6%		-
Property-Liability	$	39,083	$	30,458	$	5,943	$	2,592	$	90
% of Property-Liability				78%		15%		7%		-
Allstate Financial	$	38,809	$	36,515	$	283	$	1,966	$	45
% of Allstate Financial				94%		1%		5%		-
Corporate & Other	$	3,221	$	3,220	$	1	$	-	$	-
% of Corporate & Other				100%		-		-		-

(1) Market-based core is comprised primarily of highly diversified fixed income securities, mortgage loans and equity securities to align with business segment priorities.
(2) Market-based active is comprised primarily of fixed income and equity securities to generate additional returns by taking advantage of market opportunities.
(3) Performance-based long-term is comprised primarily of private equity and real estate investments to generate returns over an extended horizon.
(4) Performance-based opportunistic primarily generates returns by taking advantage of asset dislocations and by selectively providing liquidity to distressed sellers.

63

THE ALLSTATE CORPORATION
PERFORMANCE-BASED LONG-TERM INVESTMENTS ("PBLT")
($ in millions)

	As of or for the three months ended								As of or for the twelve months ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Investment position										
Limited partnerships										
Private equity [1]	$ 3,181	$ 3,131	$ 3,012	$ 2,969	$ 2,756	$ 2,759	$ 2,631	$ 2,674	$ 3,181	$ 2,756
Real estate [2]	1,166	1,160	1,164	1,366	1,413	1,425	1,517	1,577	1,166	1,413
Timber & agriculture-related [3]	163	151	-	-	-	-	-	-	163	-
PBLT - limited partnerships	4,510	4,442	4,176	4,335	4,169	4,184	4,148	4,251	4,510	4,169
Other [4]										
Private equity	71	93	70	67	53	39	-	-	71	53
Real estate	301	288	242	201	168	115	111	117	301	168
Timber & agriculture-related	167	167	167	168	168	168	169	169	167	168
PBLT - other	539	548	479	436	389	322	280	286	539	389
Total										
Private equity	3,252	3,224	3,082	3,036	2,809	2,798	2,631	2,674	3,252	2,809
Real estate	1,467	1,448	1,406	1,567	1,581	1,540	1,628	1,694	1,467	1,581
Timber & agriculture-related	330	318	167	168	168	168	169	169	330	168
Total PBLT	$ 5,049	$ 4,990	$ 4,655	$ 4,771	$ 4,558	$ 4,506	$ 4,428	$ 4,537	$ 5,049	$ 4,558
Investment income, before expense										
Limited partnerships										
Private equity	$ 47	$ 162	$ 113	$ 80	$ 96	$ 66	$ 123	$ 106	$ 402	$ 391
Real estate	20	5	10	123	25	93	55	38	158	211
Timber & agriculture-related	(1)	-	-	-	-	-	-	-	(1)	-
PBLT - limited partnerships	66	167	123	203	121	159	$ 178	144	559	602
Other										
Private equity	-	1	-	-	-	-	-	-	1	-
Real estate	6	7	5	4	3	4	3	4	22	14
Timber & agriculture-related	2	1	2	2	2	2	4	1	7	9
PBLT - other	8	9	7	6	5	6	$ 7	5	30	23
Total										
Private equity	47	163	113	80	96	66	123	106	403	391
Real estate	26	12	15	127	28	97	58	42	180	225
Timber & agriculture-related	1	1	2	2	2	2	4	1	6	9
Total PBLT	$ 74	$ 176	$ 130	$ 209	$ 126	$ 165	$ 185	$ 149	$ 589	$ 625
Asset level operating expense [5]										
Total	$ (4)	$ (4)	$ (5)	$ (6)	$ (3)	$ (4)	$ (3)	$ (4)	$ (19)	$ (14)
Realized Capital Gains and Losses (Pre-Tax) By Asset Type										
Limited Partnerships										
Private equity	$ (49)	$ (3)	$ (3)	$ 9	$ (4)	$ 8	$ (34)	$ (10)	$ (46)	$ (40)
Real estate	-	(2)	-	(2)	7	50	(14)	10	(4)	53
Timber & agriculture-related	-	-	-	-	-	-	-	-	-	-
PBLT - limited partnerships	(49)	(5)	(3)	7	3	58	(48)	-	(50)	13
Other										
Private equity	1	6	(1)	-	-	-	-	-	6	-
Real estate	(1)	(1)	(1)	-	-	7	-	-	(3)	7
Timber & agriculture-related	-	-	-	1	-	-	-	-	1	-
PBLT - other	-	5	(2)	1	-	7	-	-	4	7
Total										
Private equity	(48)	3	(4)	9	(4)	8	(34)	(10)	(40)	(40)
Real estate	(1)	(3)	(1)	(2)	7	57	(14)	10	(7)	60
Timber & agriculture-related	-	-	-	1	-	-	-	-	1	-
Total PBLT	$ (49)	$ -	$ (5)	$ 8	$ 3	$ 65	$ (48)	$ -	$ (46)	$ 20

(1) Includes Private equity on page 57, excluding Timber and agriculture-related.
(2) Includes Real estate on page 57.
(3) Includes Timber and agriculture-related reflected in Private equity on page 57.
(4) Includes PBLT - fixed income securities, equity securities and other investments on page 63.
(5) Asset level operating expenses are netted against the income for directly held real estate, timber and other consolidated investments for the purposes of the pre-tax yield calculation.

64

65 Definitions of Non-GAAP Measures Operating income is net income applicable to common shareholders, excluding: - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income, - valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of purchased intangible assets, after-tax, - gain (loss) on disposition of operations, after-tax, and - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to operating income. We use operating income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of operating income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of operating income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP. Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results. It is also an integral component of incentive compensation. It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance. Net income applicable to common shareholders is the most directly comparable GAAP measure. Underwriting income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of Property- Liability underwriting income to net income applicable to common shareholders is provided in the schedule, "Property-Liability Results". Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios: the combined ratio and the effect of catastrophes on the combined ratio. The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, "Property-Liability Results". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Auto and Homeowners Underlying Loss and Expense". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics" and "Encompass Brand Profitability Measures and Statistics". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio and the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto, Homeowners and Other Personal Lines Underlying Combined Ratios", "Allstate Personal Lines - Auto, Homeowners, Other Personal Lines and Commercial Lines Profitability Measures" and "Emerging Businesses - Esurance, Encompass, Other Business Lines, and Answer Financial Profitability Measures". Operating income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of operating income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have operating income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Operating income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and operating income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share".